UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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New Age Beverages Corporation

(Name of Registrant as Specified In Its Charter)

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NEW AGE BEVERAGES CORPORATION

2420 17th Street, Suite 220, Denver, CO 80202

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held June 25, 2020

To the Shareholders of New Age Beverages Corporation:

NOTICE IS HEREBY GIVEN that the 2020 Annual Meeting of Shareholders (the “Annual Meeting”) of New Age Beverages Corporation, a Washington corporation (the “Company”), will be held at 2:00 p.m. MT on June 25, 2020, or such later date or dates as such Annual Meeting date may be adjourned, at 2420 17th Street, Suite 220, Denver, CO 80202, for the purpose of considering and taking action on the following proposals:

1.	To elect as directors the nominees named in the proxy statement;

2.	To approve the reincorporation of the Company from the State of Washington to the State of Delaware;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020; and

4.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

The foregoing business items are more fully described in the following proxy statement.

The Board recommends that you vote as follows:

●	“FOR” the election of the nominees named in the proxy statement to our Board of Directors;

●	“FOR” the reincorporation of the Company from the State of Washington to the State of Delaware; and

●	“FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

You may vote if you were the record owner of the Company’s common stock at the close of business on May 14, 2020. The Board of Directors of the Company has fixed the close of business on May 14, 2020 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

As of the Record Date, there were 92,592,395 shares of common stock outstanding and entitled to vote at the Annual Meeting. A list of shareholders of record will be available at the Annual Meeting and during the 10 days prior to the Annual Meeting at the office of the Corporate Secretary of the Company at 2420 17th Street, Suite 220, Denver, CO 80202.

All shareholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card, or respond via the Internet or telephone, as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

These proxy materials are also available via the Internet at https://www.cleartrustonline.com/nbev/. You are encouraged to read the proxy materials carefully in their entirety and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions.

Dated: May [●], 2020	By Order of the Board of Directors of New Age Beverages Corporation

Sincerely, Brent Willis Chief Executive Officer and Director

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT

Your vote is important. Please vote as promptly as possible even if you plan to attend the Annual Meeting.

For information on how to vote your shares, please see the instruction from your broker or other fiduciary, as applicable, as well as “General Information About the Annual Meeting” in the proxy statement accompanying this notice.

We encourage you to vote by completing, signing, and dating the proxy card, and returning it in the enclosed envelope or by voting on the Internet or by telephone in the manner described on the proxy card.

If you have questions about voting your shares, please contact our Corporate Secretary of New Age Beverages Corporation at 2420 17th Street, Suite 220, Denver, CO 80202, or at telephone number (303) 566-3030.

If you decide to change your vote, you may revoke your proxy in the manner described in the attached proxy statement at any time before it is voted.

We urge you to review the accompanying materials carefully and to vote as promptly as possible.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2020 AT 2:00 P.M. MT.

The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2019 Annual Report are available at: https://www.cleartrustonline.com/nbev/

REFERENCES TO ADDITIONAL INFORMATION

This proxy statement incorporates important business and financial information about New Age Beverages Corporation that is not included in or delivered with this document. You may obtain this information without charge through the Securities and Exchange Commission website (www.sec.gov) or upon your written or oral request by contacting the Corporate Secretary of New Age Beverages Corporation at 2420 17th Street, Suite 220, Denver, CO 80202, or at telephone number (303) 566-3030.

TABLE OF CONTENTS

Page
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
PROPOSAL NO. 1 – ELECTION OF DIRECTORS	6
INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES AND CORPORATE GOVERNANCE	9
EXECUTIVE COMPENSATION	13
RELATED PARTY TRANSACTIONS	17
PROPOSAL NO. 2 – APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF WASHINGTON TO THE STATE OF DELAWARE	18
PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020	33
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	34

ANNEX A – CERTIFICATE OF CONVERSION	A-1
ANNEX B – DELAWARE CERTIFICATE OF INCORPORATION	B-1
ANNEX C – PLAN OF CONVERSION	C-1
ANNEX D – DELAWARE BYLAWS	D-1

NEW AGE BEVERAGES CORPORATION

2420 17th Street, Suite 220

Denver, CO 80202

(303) 566-3030

2020 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 25, 2020

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

This proxy statement, along with the accompanying notice of the 2020 Annual Meeting of Shareholders, contains information about the 2020 Annual Meeting of Shareholders of New Age Beverages Corporation (the “Company”), including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 2:00 p.m. MT on June 25, 2020, at 2420 17th Street, Suite 220, Denver, CO 80202, or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call (303) 566-3030.

This proxy statement has been prepared by the management of New Age Beverages Corporation.

These proxy materials also are available via the Internet at https://www.cleartrustonline.com/nbev/. You are encouraged to read the proxy materials carefully, and in their entirety, and submit your proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. Even if you plan to attend the Annual Meeting, you are encouraged to submit your vote promptly. You have a choice of submitting your proxy by the Internet, by telephone or by mail, and the proxy card provides instructions (and access number) for each option.

In this proxy statement, we refer to New Age Beverages Corporation as the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

The Board of Directors of the Company (the “Board of Directors” or the “Board”) is soliciting proxies, in the accompanying form, to be used at the Annual Meeting and any adjournments thereof. This proxy statement, along with the accompanying Notice of Annual Meeting of Shareholders, summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting. The enclosed materials were first mailed or provided on or about May [●], 2020 to our shareholders of record as of May 14, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 25, 2020: The Notice of Annual Meeting of Shareholders, our Proxy Statement and 2019 Annual Report are available at https://www.cleartrustonline.com/nbev/

The following documents are being made available to all shareholders entitled to notice of and to vote at the Annual Meeting: (i) this proxy statement, (ii) the accompanying proxy, and (iii) our 2019 Annual Report.

The 2019 Annual Report includes our financial statements for the fiscal year ended December 31, 2019, but is not a part of this proxy statement. You can also find a copy of our 2019 Annual Report on Form 10-K, as amended by a Form 10-K/A, on the Internet through the electronic data system of the Securities and Exchange Commission (“SEC”) called EDGAR at www.sec.gov/edgar or through the “Investors” section of our website at https://www.newagebev.com/en-us/our-story/sec-filings.

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Who Can Vote?

Shareholders who owned common stock at the close of business on May 14, 2020 (the “Record Date”) are entitled to vote at the Annual Meeting. As of the Record Date, there were 92,592,395 shares of common stock outstanding and entitled to vote.

You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A shareholder may revoke a proxy before the proxy is voted by delivering to our Corporate Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any shareholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

Each share of common stock that you own entitles you to one vote.

How Do I Vote?

Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and how your shares should be voted with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, ClearTrust, LLC, or you have stock certificates, you may vote:

●	By mail. Complete and mail the proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card, but do not specify how you want your shares voted, they will be voted as recommended by the Board.

●	By the Internet. At https://www.cleartrustonline.com/nbev/

●	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

●	By the Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

●	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

●	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker.

How Does the Board Recommend That I Vote on the Proposals?

The Board recommends that you vote as follows:

●	“FOR” the election of the nominees named in the proxy statement to our Board of Directors;

●	“FOR” the reincorporation of the Company from the State of Washington to the State of Delaware; and

●	“FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. As of the date of this proxy statement, we are not aware of any other matters that need to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

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May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

●	signing a new proxy card and submitting it as instructed above;

●	if your shares are held in street name, re-voting by Internet or by telephone as instructed above – only your latest Internet or telephone vote will be counted;

●	if your shares are registered in your name, notifying the Company’s Corporate Secretary in writing before the Annual Meeting that you have revoked your proxy; or

●	attending the Annual Meeting and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above or under “Voting Instructions” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.” The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”). Under NYSE interpretations, Proposal No. 1 (election of directors) and Proposal No. 2 (approval of the reincorporation of the Company from the State of Washington to the State of Delaware) are considered non-routine matters; and Proposal No. 3 (the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020) is considered a routine matter. If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal No. 3, but does not have authority to vote your unvoted shares for Proposal Nos. 1 and 2. We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

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What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal No. 1: Election of Directors

The nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote clients’ unvoted shares held by the firms in street name for the election of directors. As a result, any shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal No. 2: Approval of the Reincorporation of the Company from the State of Washington to the State of Delaware

The affirmative vote of a majority of the shares entitled to vote at the meeting is required to approve the reincorporation of the Company from the State of Washington to the State of Delaware. Brokerage firms do not have authority to vote clients’ unvoted shares held by the firms in street name for this proposal. Abstentions and broker non-votes will have the same effect as a negative vote.

Proposal No. 3: Ratification of the Appointment of Deloitte & Touche LLP as our Independent Registered Public Accounting Firm for the Fiscal Year ending December 31, 2020	The affirmative vote of a majority of the votes cast for this proposal is required to approve this proposal. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have the authority to vote clients’ unvoted shares held by the firms in street name on this proposal.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of shareholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

The SEC has adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our shareholders reside, if either we or the brokers believe that the shareholders are members of the same family. This practice, called “householding,” benefits both shareholders and us by reducing the volume of duplicate information received by you and reducing our expenses. Once shareholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until shareholders are otherwise notified or until they revoke their consent to the practice. Each shareholder will continue to receive a separate proxy card or voting instruction card.

Those shareholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents for this year or in future years or (ii) who share an address with another shareholder and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

●	Shareholders whose shares are registered in their own name should contact our transfer agent, ClearTrust, LLC, 16540 Pointe Village Dr., Suite 205, Lutz, FL 33558, telephone: (813) 235-4490.

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●	Shareholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request. Shareholders should be sure to include their name, the name of their brokerage firm and their account number.

Who is paying for this proxy solicitation?

In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are shareholder proposals due for next year’s annual meeting?

At our annual meeting each year, our Board of Directors submits to shareholders its nominees for election as directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the annual meeting.

Under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), shareholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2021 Annual Meeting of Shareholders by submitting their proposals to the Company in a timely manner. These proposals must meet the shareholders eligibility and other requirements of the SEC. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by [●] [●], 2020 to our Corporate Secretary, 2420 17th Street, Suite 220, Denver, CO 80202.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of May 14, 2020, with respect to the beneficial ownership of our outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company’s named executive officers listed in the Summary Compensation Table (“named executive officers”) and directors; and (iii) the Company’s directors and executive officers as a group. Except as otherwise indicated, each of the shareholders listed below has sole voting and investment power over the shares beneficially owned.

	Number of Shares of Common Stock Beneficially		Percentage of Shares of Common Stock Beneficially
Beneficial Owner	Owned		Owned(1)
5% Shareholders:
BlackRock, Inc.(2)	5,345,379		5.8%
Named Executive Officers and Directors:
Brent D. Willis	1,766,158	(3)	1.9%
Gregory A. Gould	148,500	(4)	*
Richard C. Rife	108,000		*
Ed Brennan	1,384,074		1.5%
Gregory Fea	123,574		*
Timothy J. Haas	379,074		*
Reginald Kapteyn	68,812		*
Amy Kuzdowicz	18,182		*
Alicia Syrett	-		*
All Current Executive Officers and Directors as a Group (10 persons)	3,891,374	(5)	4.2%

* Less than 1%.

(1) Based upon 92,592,395 shares issued and outstanding as of May 14, 2020.

(2) Based solely on a Schedule 13G filed on February 7, 2020. BlackRock, Inc. has sole voting power with respect to 5,275,029 shares and sole dispositive power with respect to 5,345,379 shares.

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(3) Includes 78,000 shares held by the Corrine Willis Trust, of which the wife of Mr. Willis is the trustee. Mr. Willis disclaims beneficial ownership of these shares. Also includes 208,791 shares issuable within 60 days of May 14, 2020 upon exercise of stock options granted to Mr. Willis.

(4) Includes 33,000 shares issuable within 60 days of May 14, 2020 upon exercise of stock options granted to Mr. Gould.

(5) Includes an aggregate of 241,791 shares issuable within 60 days of May 14, 2020 upon exercise of stock options granted to the current executive officers, plus 81,000 shares owned by the spouses of executive officers. With respect to the 81,000 shares owned by the spouses of executive officers, such executive officers disclaim beneficial ownership of these shares.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Our Board currently consists of seven members. The Nominating and Corporate Governance Committee (the “Governance Committee”) and the Board have unanimously approved the recommended slate of seven directors.

The following table shows the Company’s nominees for election to the Board. Each nominee, if elected, will serve until the next Annual Meeting of Shareholders and until a successor is named and qualified, or until his or her earlier resignation or removal. All nominees are members of the present Board of Directors. We have no reason to believe that any of the nominees is unable or will decline to serve as a director if elected. Unless otherwise indicated by the shareholder, the accompanying proxy will be voted for the election of the seven persons named under the heading “Nominees for Director” below. Although the Company knows of no reason why any nominee could not serve as a director, if any nominee shall be unable to serve, the accompanying proxy will be voted for a substitute nominee.

Nominees for Director

Name of Nominee	Age	Principal Position	Director Since
Gregory Fea	60	Chairman of the Board	2017
Brent D. Willis	60	Chief Executive Officer and Director	2016
Timothy J. Haas	73	Director	2017
Ed Brennan	63	Director	2017
Reginald Kapteyn	49	Director	2017
Amy Kuzdowicz	50	Director	2019
Alicia Syrett	42	Director	2020

The Governance Committee and the Board seek, and the Board is comprised of, individuals whose characteristics, skills, expertise, and experience complement those of other Board members. We have set out below biographical and professional information about each of the nominees, along with a brief discussion of the experience, qualifications, and skills that the Board considered important in concluding that the individual should serve as a current director and as a nominee for election as a member of our Board.

Nominees Biographies

Gregory Fea – Chairman of the Board

Gregory Fea has been a director of the Company since 2017. Mr. Fea is the former President, Chief Executive Officer and Vice-Chairman of Illy Coffee, North America, Inc., and has over 39 years of beverage experience in senior leadership roles for E&J Gallo, Cadbury Schweppes, and Danone. From 2010 through 2012, he worked for Illy Coffee, SPA and was the first non-family Directore Generali (President) of the firm based in Trieste, Italy from 2010-2012. From 2015 through the present, he has been the managing partner of Global Solutions Consulting, a consulting firm that he founded to assist food and beverage companies and global luxury goods companies through strategic consulting and serving on their boards of directors. He is a graduate of San Diego State University.

Mr. Fea was chosen to be a director because of his extensive experience in running major multinational and mid- sized global companies and his extensive experience in the beverage industry, including experience in the coffee, tea, and other healthy beverage segments. He was elevated to Chairman in October 2018.

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Brent D. Willis – Chief Executive Officer and Director

Mr. Willis was appointed as Chief Executive Officer and as a member of our board of directors in April 2016. Mr. Willis has also served as a director or officer of a number of private-equity backed companies, including ULearning.com, an online education company, from April 2015 until March 2016, Vivitris Life Sciences, Inc., a natural life science products company, from December 2015 through March 2016, and XFit Brands, Inc., a functional fitness company, from November 2009 through present. From January 2013 until April 2015 he served as the Chief Executive Officer and a member of the board of directors of Electronic Cigarettes International Group (“ECIG”), a publicly traded company. Twenty-three months after Mr. Willis’ departure, ECIG filed a voluntary petition under the bankruptcy code. From 1987 through 2008, Mr. Willis served in executive or senior management positions for Cott Corporation, AB InBev, The Coca-Cola Company, and Kraft Heinz. Mr. Willis obtained a Bachelor of Science in Engineering from the United States Military Academy at West Point in 1982 and obtained a Master’s in Business Administration from the University of Chicago in 1991.

Mr. Willis was chosen to serve as a director of the Company due to his extensive executive experience running smaller companies, multinational companies and his experience in the beverage industry.

Timothy J. Haas – Director

Timothy J. Haas has been a director of the Company since 2017. Mr. Haas is the former Chief Executive Officer of Coca-Cola Foods and The Minute Maid Company, and former Group President Latin America of The Coca-Cola Company. He retired from The Coca-Cola Company in December 2001. Over the past five years, he has not held any other directorships or other employment positions. He is a graduate of The University of North Dakota.

Mr. Haas was chosen to be a director because of his extensive experience in running major multinational companies and his extensive experience in the beverage industry with major strategic beverage leaders.

Ed Brennan – Director

Ed Brennan has been a director of the Company since 2017. Mr. Brennan has served as the Chairman and Chief Executive Officer of Duty Free Stores since 1996 and is the former Chief Marketing Officer at Macy’s. Since 2013, Mr. Brennen has been the owner and Chief Executive Officer of Beak and Skiff Orchards, a private company that owns apple orchards and operates an entertainment destination. He is a graduate of Niagara University.

Mr. Brennan was chosen to be a director because of extensive experience in running multinational companies, and extensive experience in the retail industry.

Reginald Kapteyn – Director

Dr. Reginald Kapteyn has been a director of the Company since 2017. Dr. Kapteyn is a published physician at the National Institutes of Health (NIH) and is a Board Certified Practicing Physician. From 2015 through the present, he has been a director of Vivitris Life Sciences, Inc., a natural life science products company. From 2014 through the present, he has been a Director of Product Development at HydroCision, Inc., a privately-held medical device company. From 2013 through the present, he has been a Practicing Physician and Director of Pain Management at Orthopaedic Associates of Muskegon in Michigan. From 2009 to 2012, he was a Medical Director at Drake Hospital, a University of Cincinnati hospital. He is a graduate of Hope College, West Virginia School of Osteopathic Medicine, with residency at Georgetown University and fellowship at the NIH and the University of Wisconsin.

Due to the importance of the Company to develop products for the medical channel, Dr. Kapteyn was chosen to be a director because of his extensive experience in the health care field.

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Amy Kuzdowicz – Director

Amy Kuzdowicz has been a director of the Company since February 2019. Ms. Kuzdowicz is a certified public accountant with over 25 years of financial leadership experience in domestic and international companies across a range of industries, including gaming, food and beverage, manufacturing, mining and information services. She joined Rock Ohio Caesars, a Midwest gaming joint venture, in January 2013 as the Chief Financial Officer and in July 2016, moved to the parent company as the Senior Vice President and Chief Accounting Officer of Jack Entertainment LLC, a gaming, hospitality and entertainment company. She left Jack Entertainment LLC in March 2020 after she helped drive the sale of their casinos. Ms. Kuzdowicz began her career at Arthur Andersen in Denver, Colorado and Tashkent, Uzbekistan, where she specialized in the gaming industry and emerging markets. She spent 14 years at $1 billion+ public companies where she led transformations in financial operations involving acquisitions, joint ventures, offshoring and double-digit annual sales changes. She has extensive experience in international operations, high growth enterprises and turnaround operations. Ms. Kuzdowicz holds a Bachelor of Science degree in Accounting from Colorado State University and is a certified public accountant in Ohio.

Ms. Kuzdowicz qualifies to serve on the Board because of her ability to help the Company understand the dynamics of growth in emerging markets outside of the United Sates as well as her extensive accounting experience.

Alicia Syrett – Director

Alicia Syrett has been a director of the Company since January 2020. Ms. Syrett has over 20 years of investment and financial management experience. She is the founder of Pantegrion Capital, a private investment firm, and has served as its Chief Executive Officer since 2011. Prior to forming Pantegrion Capital, from 2008 until 2011, Ms. Syrett was the Chief Administrative Officer for Mount Kellett, a multi-billion-dollar investment firm. From 2002 until 2008, she worked for HBK Investments and Farallon Capital, a multi-billion-dollar hedge fund where she was also the Chief Administrative Officer. She began her career at Donaldson, Lufkin and Jenrette. Ms. Syrett holds an MBA from both Columbia Business School and the London Business School and holds a bachelor’s degree in economics from the Wharton School at the University of Pennsylvania. Ms. Syrett is an accomplished author and media personality with multiple appearances on major network and cable news and financial programs.

Ms. Syrett was chosen to be a director because of her extensive experience in the investment management industry, including within operations and human resources management, and in media.

Family Relationships

There are no family relationships among the officers and directors, nor are there any arrangements or understandings between any of the directors or officers of our Company or any other person pursuant to which any officer or director was or is to be selected as an officer or director.

Vote Required

The top seven nominees for director who receive the greatest number of votes FOR election (also known as a plurality) will be elected as directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. Broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION

OF THE NOMINEES NAMED ABOVE AS DIRECTORS.

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INFORMATION ABOUT THE BOARD OF DIRECTORS, COMMITTEES

AND CORPORATE GOVERNANCE

Independence of Directors

Our Board is currently comprised of seven members. Our Board, upon recommendation of the Governance Committee, determined that our six non-employee directors, Messrs. Brennan, Haas, Fea, Dr. Kapteyn, Ms. Kuzdowicz and Ms. Syrett, are “independent” directors as such term is defined under the Nasdaq Capital Market stock market rules (the “Nasdaq Rules”) and the related rules of the SEC.

The definition of “independent director” included in the Nasdaq Rules includes a series of objective tests, such as that the director is not an employee of the Company, has not engaged in various types of specified business dealings with the Company, and does not have an affiliation with an organization that has had specified business dealings with the Company. Consistent with the Company’s corporate governance principles, the Board’s determination of independence is made in accordance with the Nasdaq Rules. As required by the Nasdaq Rules, the Board also has made a subjective determination with respect to each director that such director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company).

Board Leadership Structure

The Board has no set policy with respect to the separation of the offices of Chairman and Chief Executive Officer. Currently, Mr. Fea serves as Chairman and Mr. Willis serves as Chief Executive Officer. Our Board of Directors does not have a lead independent director. Our Board of Directors has determined that its leadership structure is appropriate and effective for us at this time, given our stage of development.

Director Attendance at Board, Committee, and Other Meetings

During the year ended December 31, 2019, the Board of Directors held 12 meetings, the Audit Committee held 7 meetings, the Compensation Committee held 2 meetings, and the Governance Committee held 3 meetings. No director attended fewer than 75% of the Board meetings or of the meetings of any committee such director served on during 2019. We do not have a formal policy in place with respect to director attendance at the Company’s Annual Meeting of Shareholders; however, we encourage directors to attend subject to their availability during that time. One of our six then-serving directors attended the 2019 Annual Meeting.

Board Role in Risk Oversight

The Board is responsible for overseeing our management and operations, including overseeing our risk assessment and risk management functions. We believe that our directors provide effective oversight of risk management functions. On a regular basis we perform a risk review wherein the management team evaluates the risks we expect to face in the upcoming year and over a longer-term horizon. From this risk assessment, we develop plans to deal with the risks identified. The results of this risk assessment are provided to the Board for their consideration and review. In addition, members of our management periodically present to the Board the strategies, issues and plans for the areas of our business for which they are responsible. While the Board oversees risk management, our management is responsible for day-to-day risk management processes. Additionally, the Board requires that management raise exceptional issues to the Board. We believe this division of responsibilities is the most effective approach for addressing the risks we face and that the Board leadership structure supports this approach.

Committees of the Board

Our Board has three standing committees: Audit, Compensation, and Governance. Each of the committees is solely comprised of and chaired by independent directors, each of whom the Board has affirmatively determined is independent under the Nasdaq Rules. Each of the committees operates pursuant to its charter. The committee charters are reviewed annually by the Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Governance Committee proposes revisions to the charters. The responsibilities of each committee are described in more detail below. The charters for the three committees are available on the Company’s website at www.newagebev.com/en-us/our-story/corporate-governance.

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Committee participation by the Chairperson and other non-employee directors is summarized as follows:

Name	Audit Committee	Compensation Committee	Governance Committee
Timothy J. Haas	Member		Chair
Gregory Fea	Member	Member	Member
Ed Brennan		Chair	Member
Reginald Kapteyn	Member	Member
Amy Kuzdowicz	Chair	Member
Alicia Syrett	Member	Member

Audit Committee

We have an Audit Committee comprised of directors who are “independent” within the meaning of Nasdaq Rule 5605(c). The Audit Committee assists our Board in overseeing our financial reporting process, the integrity of our financial statements, our systems of internal audit controls, and our compliance with legal and regulatory requirements. The Audit Committee is responsible for reviewing the qualifications, independence and performance of our independent registered public accounting firm and reviewing our internal controls, financial management practices and investment functions. The Audit Committee is also responsible for performing risk and risk management assessments as well as preparing any report of the Audit Committee that may be required by the proxy rules of the SEC to be included in the Company’s annual proxy statement. Our Board has identified and appointed Ms. Amy Kuzdowicz as its “audit committee financial expert,” as defined by the SEC in Item 407 of Regulation S-K. Ms. Kuzdowicz serves as the Chair of the Audit Committee, and is joined on the committee by Mr. Haas, Mr. Fea, Dr. Kapteyn and Ms. Syrett.

Audit Committee Report

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in our Annual Report on Form 10-K and discussed them with management. The Audit Committee discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. The Audit Committee also considered the compatibility of any non-audit services with the independent auditors’ independence.

The Audit Committee discussed with our independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting. The Audit Committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2020 for ratification by shareholders at the Annual Meeting.

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In reliance on these reviews and discussions, the Audit Committee recommended to our Board of Directors (and our Board has approved) that our audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC.

The Audit Committee:

Amy Kuzdowicz, Chairperson

Timothy J. Haas

Gregory Fea

Reginald Kapteyn

Alicia Syrett

The material in this report is not deemed to be “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

Compensation Committee

We have a Compensation Committee comprised of members who are “Non-Employee Directors” within the meaning of Rule 16b-3 under the Exchange Act. They are also “independent” directors within the meaning of the Nasdaq Rules. The Compensation Committee is responsible for overseeing the establishment and maintenance of our overall compensation and incentive programs to discharge the Board’s responsibilities relating to compensation of our executive officers and directors. The Compensation Committee establishes criteria for evaluating performance and setting appropriate levels of compensation. The Compensation Committee advises and makes recommendations to our Board on all matters concerning director compensation. The Compensation Committee administers compensation risk oversight through its oversight of compensation practices and the Compensation Committee’s assessment of the potential impact of those practices on risk-taking. The Compensation Committee believes that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. Mr. Brennan serves as Chair of the Compensation Committee and is joined by Mr. Fea, Ms. Kuzdowicz, Dr. Kapteyn and Ms. Syrett.

Nominating and Corporate Governance Committee

Our Board has a Governance Committee that (1) reviews and recommends improvements to our governance guidelines and corporate policies; (2) monitors compliance with our Code of Ethics and Conduct (the “Code of Conduct”); (3) trains new members of the Board of Directors; (4) reviews the performance of the Board of Directors and its various committees and makes recommendations intended to improve that performance; (5) evaluates and makes recommendations concerning changes in the charters of the committees of the Board of Directors; (6) evaluates the performance of the Chief Executive Officer of the Company; (7) oversees the development and implementation of succession planning for Company senior management positions; and (8) identifies and recommends candidates for nomination as members of the Board of Directors and its committees. The Governance Committee is comprised of entirely “independent” directors within the meaning of the Nasdaq Rules. Mr. Haas currently serves as the Chair of the Governance Committee and is joined on the committee by Mr. Fea and Mr. Brennan.

Consideration of Director Nominees

We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Governance Committee. The Governance Committee and the Board, which does not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent shareholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.

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The Governance Committee will consider director candidates recommended by shareholders, and its process for considering such recommendations is no different than its process for screening and evaluating candidates suggested by directors, management of the Company, or third parties. Ms. Syrett, who is standing for election for the first time, was recommended for appointment to the Board by our Chief Executive Officer and the Chairman of the Board.

Corporate Governance Matters

We are committed to maintaining strong corporate governance practices that benefit the long-term interests of our shareholders by providing for effective oversight and management of the Company. Our governance policies, including our Governance Principles, Code of Conduct and Committee Charters, can be found on our website at www.newagebev.com/en-us/our-story/corporate-governance.

The Governance Committee regularly reviews our Governance Principles, Code of Conduct and Committee Charters to ensure that they take into account developments at the Company, changes in SEC regulations and Nasdaq listing requirements, and the continuing evolution of best practices in the area of corporate governance.

Code of Conduct

We have adopted a Code of Ethics and Conduct that applies to our directors, executive officers and all employees, a copy of which is available on our website at www.newagebev.com/en-us/our-story/corporate-governance.

Communications with the Board of Directors

Shareholders and other parties may communicate directly with the Board of Directors, a committee or an individual Board member by addressing communications to: New Age Beverages Corporation, c/o Corporate Secretary, 2420 17th Street, Suite 220, Denver, CO 80202.

All shareholder correspondence will be compiled by our Corporate Secretary. Communications will be distributed to the Board of Directors, a committee, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board of Directors may be excluded, such as: junk mail and mass mailings; resumes and other forms of job inquiries; surveys; and solicitations and advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers, and shareholders who own more than 10% of the Company’s stock to file forms with the SEC to report their ownership of the Company’s stock and any changes in ownership. The Company assists its directors and executives by identifying reportable transactions of which it is aware and preparing and filing the forms on their behalf. All persons required to file forms with the SEC must also send copies of the forms to the Company. We have reviewed all forms provided to us or filed with the SEC. Based on that review and on written information given to us by our executive officers and directors, we believe that all Section 16(a) filings during the past fiscal year were filed on a timely basis and that all directors, executive officers and 10% beneficial owners have fully complied with such requirements during the past fiscal year, except as follows:

A Form 3, filed on March 5, 2019, was filed late by Amy Kuzdowicz, which did not involve a transaction.

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A Form 4, filed on May 6, 2019, was filed late by Reginald Kapteyn, resulting in one transaction not being reported on a timely basis.

Hedging Policy

Under our Insider Trading Policy, our directors, executive officers and employees deemed to be “covered persons” under the Insider Trading Policy are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to Company securities.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information about the compensation of our named executive officers during 2019 and 2018.

Name and Position	Fiscal Year	Salary		Bonus	Restricted Stock Awards		Stock Option Awards		Change in Non-Qualified Deferred Compensation		All Other Compensation		Total

Brent Willis	2019	$650,000	(1)	$312,845	$297,375	(4)	$796,220	(5)	$-		$56,852	(7)	$2,113,292
Chief Executive Officer	2018	312,500	(1)	50,000	-		-		-		22,449		384,949

Gregory Gould	2019	$500,000	(2)	$50,000	$1,845,500	(4)	$552,325	(5)	$-		$35,822	(8)	$2,983,647
Chief Financial Officer	2018	67,708	(2)	-	-		-		-		4,305		72,013

Richard Rife	2019	$450,000	(3)	$277,273	$-		$-		$16,212	(6)	$125,803	(9)	$869,288
Chief Legal Officer

(1) Effective January 1, 2019, Mr. Willis’ base salary was increased to $650,000.

(2) Mr. Gould was appointed Chief Financial Officer in October 2018. Effective January 1, 2019, Mr. Gould’s base salary was increased to $500,000.

(3) Mr. Rife commenced employment on December 21, 2018 and served as our Chief Legal Officer until his retirement on January 2, 2020. Mr. Rife was not a named executive officer during 2018 and, accordingly, no amounts are presented for that year.

(4) Restricted stock awards were valued based on the fair value of our common stock on the grant date. For purposes of this table, the entire fair value of restricted stock awards with performance vesting criteria and service-based vesting are reflected in the year of grant, whereas this expense is recognized ratably in our financial statements over the entire vesting period.

(5) Stock option awards were valued at the grant date fair value using the Black-Scholes-Merton option-pricing model. Assumptions used in the calculation of the amounts reported in this column are included in Note 10 to the financial statements included in our Original Form 10-K for the year ended December 31, 2019. For purposes of this table, the entire fair value of awards with graded vesting are reflected in the year of grant, whereas under ASC 718 the fair value of graded vesting awards is recognized ratably in our financial statements over the entire vesting period.

(6) Mr. Rife is entitled to a total payout of $1,187,045 over a 10-year period starting in December 2021. The change in the discounted value of this obligation was $16,212 during 2019.

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(7) Amounts consist of health, dental and disability insurance premiums payments of $27,422, matching contributions of $8,400 under our 401(k) Plan, and the personal use of a Company-owned automobile including insurance and related costs for a total of $21,030.

(8) Amounts consist of health, dental and disability insurance premiums payments of $27,422, and matching contributions of $8,400 under our 401(k) Plan.

(9) Amounts consist of health, dental and disability insurance premiums payments of $27,422, matching contributions of $8,400 under our 401(k) Plan, and the personal use of an automobile including insurance and related costs of $89,981, which includes ownership of the automobile that was transferred to Mr. Rife in December 2019 in connection with his scheduled retirement on January 2, 2020.

Employment Agreements

Employment Agreement with Brent Willis

Our Board of Directors signed a resolution on March 24, 2016, which provided that Brent Willis, the interim Chief Executive Officer as of the date of the resolution, received a base salary of $7,500 per month, and a sign-on incentive bonus of restricted stock equal to 5% of the outstanding shares of the Company as of the date of the resolution. The restricted stock bonus was equal to 771,783 shares of common stock valued at $200,663, or $0.26 per share, based on the market price of the shares on the date of issuance. The restricted stock vested over three years, and the shares fully vested in March 2019.

We executed an employment agreement with Mr. Willis on June 1, 2016, which provided that Mr. Willis would receive a restricted stock bonus of 5% of the outstanding shares of the Company upon completion of a first acquisition involving more than 25% of our then current market capitalization. The transaction with Xing Beverage, LLC met that criteria, and the Company paid the restricted stock bonus at the time of closing of the Xing Beverage, LLC transaction in 2016, which equaled 1,078,763 shares of common stock valued at $1,736,808, or $1.61 per share, based on the market price of the shares on the date of issuance. This restricted stock was fully vested in April 2019. Effective January 1, 2019, Mr. Willis’ base salary was increased to $650,000.

On May 8, 2020, we entered into an Employment Agreement (the “Willis Agreement”) with Mr. Willis. The Willis Agreement provides that Mr. Willis will be paid an annual base salary of $650,000, and his salary will be reviewed annually each January. Mr. Willis is entitled to earn an annual cash bonus equal to 100% of his then annual base salary at target performance, based upon the achievement of annual performance objectives set by the Compensation Committee at the beginning of each year. Mr. Willis is also eligible to participate in our equity plans. His employment is for a term ending on January 1, 2023, and such term renews annually beginning January 1, 2023 and each year thereafter unless we or Mr. Willis provide written notice not to renew on or before 180 days before the commencement of a renewal period or until Mr. Willis reaches age 65, unless the parties agree otherwise.

Under the terms of the Willis Agreement, in the event of Mr. Willis’ termination, Mr. Willis will be entitled to receive any accrued and unpaid base salary, the value of any accrued and unused vacation and any unreimbursed business expenses incurred by Mr. Willis prior to the date of termination. If we terminate Mr. Willis’ employment without Cause (as defined in the Willis Agreement), Mr. Willis terminates his employment for Good Reason (as defined in the Willis Agreement) or we provide notice not to renew the term of his employment, Mr. Willis will be entitled to receive (i) 15 months of his then-current base salary plus his target bonus, with one additional month added for every full year of service up to a maximum of 18 months, (ii) his COBRA health care premiums for up to 15 months with one additional month added for every full year of service up to a maximum of 18 months, and (iii) all unvested equity awards (other than awards based on performance conditions) immediately vest prior to the termination date and any equity awards with performance conditions vest in accordance with the applicable award agreement. Under the Willis Agreement, we may not terminate Mr. Willis for Cause without his first receiving written notice of the basis of termination, a 30-day cure period, and an opportunity to be heard by the Board of Directors.

If Mr. Willis is terminated within two months prior or 24 months following a Change in Control (as defined in the Willis Agreement), Mr. Willis will be entitled to (i) two years of then-current base salary plus his target bonus, (ii) his COBRA health care premiums for 18 months following termination, and (iii) all unvested equity awards (other than awards based on performance conditions) immediately vest prior to the termination date and any equity awards with performance conditions vest in accordance with the applicable award agreement.

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Employment Agreement with Gregory Gould

In connection with the appointment of Mr. Gould as our chief financial officer in October 2018, we entered into an offer letter of employment agreement with Mr. Gould. The agreement provided for an initial base salary of $325,000 per year, with an annual target cash bonus equal to a range from 35% to 140% of the base salary. The agreement further provided for equity and other incentives to be awarded upon the achievement of certain performance metrics. Effective January 1, 2019, Mr. Gould’s base salary was increased to $500,000.

On May 8, 2020, we entered into an Employment Agreement (the “Gould Agreement”) with Gregory Gould. The Gould Agreement provides that Mr. Gould will be paid an annual base salary of $500,000, and his salary will be reviewed annually each January. Mr. Gould is entitled to earn an annual cash bonus equal to 50% of his then annual base salary at target performance, based upon the achievement of annual performance objectives set by the Compensation Committee at the beginning of each year. Mr. Gould is also eligible to participate in our equity plans. His employment is for a term ending on January 1, 2023, and such term renews annually beginning January 1, 2023 and each year thereafter unless we or Mr. Gould provide written notice not to renew on or before 180 days before the commencement of a renewal period or until Mr. Gould reaches age 65, unless the parties agree otherwise.

Under the terms of the Gould Agreement, in the event of Mr. Gould’s termination, Mr. Gould will be entitled to receive any accrued and unpaid base salary, the value of any accrued and unused vacation and any unreimbursed business expenses incurred by Mr. Gould prior to the date of termination. If we terminate Mr. Gould’s employment without Cause (as defined in the Gould Agreement), Mr. Gould terminates his employment for Good Reason (as defined in the Gould Agreement) or we provide notice not to renew the term of his employment, Mr. Gould will be entitled to receive (i) one year of his then-current base salary plus his target bonus, (ii) his COBRA health care premiums for one year, and (iii) all unvested equity awards (other than awards based on performance conditions) that are scheduled to vest in the 12 months following the termination date immediately vest prior to the termination date and any equity awards with performance conditions vest in accordance with the applicable award agreement. Under the Gould Agreement, we may not terminate Mr. Gould for Cause without his first receiving written notice of the basis of termination, a 30-day cure period, and an opportunity to be heard by the Board of Directors and Chief Executive Officer.

If Mr. Gould is terminated within two months prior or 24 months following a Change in Control (as defined in the Gould Agreement), Mr. Gould will be entitled to (i) one and one half (1.5) years of then-current base salary plus his target bonus, (ii) his COBRA health care premiums for 18 months following termination, and (iii) all unvested equity awards (other than awards based on performance conditions) immediately vest prior to the termination date and any equity awards with performance conditions vest in accordance with the applicable award agreement.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth outstanding equity awards to our named executive officers as of December 31, 2019.

		Number of		Number of				Number of	Market Value
		Securities		Securities				Shares or	of Shares
		Underlying		Underlying				Units of	or Units of
		Unexercised		Unexercised		Option	Option	Stock That	Stock That
	Grant	Options (#)		Options (#)		Exercise	Expiration	Have Not	Have Not
Name	Date	Exercisable(1)		Unexercisable(1)		Price ($)	Date	Vested (#)	Vested (#) (2)

Brent Willis	8/5/2016	111,732		-		1.79	12/31/2026	162,500	295,750
Brent Willis	12/21/2017	97,059		50,000		2.04	12/21/2027
Brent Willis	8/30/2019	-		213,815		3.04	8/30/2029
Brent Willis	12/10/2019	-		162,500		1.83	12/10/2029

Gregory Gould	7/1/2019	33,000		67,000		4.75	7/1/2029	67,000	121,940
Gregory Gould	12/10/2019	-		100,000		1.83	12/10/2029	100,000	182,000
Gregory Gould	7/1/2019							250,000	455,000

Richard Rife	12/3/2018	11,226	(3)	22,791	(3)	4.63	12/3/2028

(1) All stock options are non-qualified awards granted under our equity incentive plans that have been approved by shareholders.

(2) Market value of restricted stock awards is computed based on the closing price of our common stock of $1.82 per share as of December 31, 2019.

(3) Effective January 2, 2020, Mr. Rife retired as our Chief Legal Officer and his unexercisable stock options expired. Mr. Rife’s exercisable stock options were not exercised and they expired on April 1, 2020.

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Equity Compensation Plan Information

On August 3, 2016, the Board of Directors approved and implemented the New Age Beverages Corporation 2016-2017 Long-Term Incentive Plan (the “2016-2017 Plan”). On May 30, 2019, our shareholders approved the New Age Beverages Corporation 2019 Equity Incentive Plan (the “2019 Plan”).

The following table sets forth information about our equity compensation plans as of December 31, 2019.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,583,473	$2.65	9,496,123
Equity compensation plans not approved by security holders	-	-	-
Total	5,583,473	$2.65	9,496,123

(1) Consists of 2,032,501 shares of unvested restricted stock and 3,550,972 shares issuable upon exercise of outstanding stock options.

(2) The weighted-average exercise price relates only to outstanding stock options.

Director Compensation

The Board of Directors has the authority to fix the compensation of directors. Effective from January 1, 2019 until March 31, 2019, the compensation of the directors was (i) $100,000 worth of restricted common stock to our directors, (ii) cash compensation at an annual rate of $20,000, and (iii) an additional fee at an annual rate of $2,500 for each director who served as Chairman of a Board committee.

The table below provides the total compensation for each person who served as a non-employee member of our Board of Directors during fiscal year 2019, including all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion or all of fiscal year 2019.

Effective April 1, 2019, the Board approved compensation to its members as follows:

●	$115,000 annually for the Chairman of the Board, and $50,000 annually for other non-employee Board members;
●	$20,000 for the Chair of the Audit Committee and $10,000 for the other members of the Audit Committee;
●	$15,000 for the Chair of the Compensation Committee and $7,500 for the other members of the Compensation Committee;

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●	$10,000 for the Chair of the Governance Committee and $5,000 for the other members of the Governance Committee; and
●	$100,000 of restricted stock shares annually for each member of the Board of Directors.

Name	Fees earned or paid in cash ($)	Stock Awards ($)	Total ($)
Timothy J. Hass	58,125	100,000	158,125
Gregory Fea	151,875	100,000	251,875
Ed Brennan	40,625	100,000	140,625
Reginald Kapteyn	55,625	100,000	155,625
Amy Kuzdowicz	60,938	100,000	160,938
Alicia Syrett (1)	-	-	-

(1) Ms. Syrett did not become a director until January 7, 2020.

RELATED PARTY TRANSACTIONS

The Audit Committee has responsibility for reviewing and, if appropriate, for approving any related party transactions that would be required to be disclosed pursuant to applicable SEC rules.

In addition to the executive officer and director compensation arrangements discussed above, the following is a description of each transaction since January 1, 2018 and any currently proposed transaction in which (i) we have been or are to be a participant, (ii) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and (iii) any of our directors, executive officers, holders of more than five percent of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Effective September 21, 2018, we entered into an Exchange Agreement with our Chief Executive Officer, Brent Willis, and our then-Chairman, Neil Fallon, pursuant to which these individuals exchanged an aggregate of 6,900,000 shares of common stock which they owned for an aggregate of 6,900 shares of the Company’s newly designated Series C Convertible Preferred Stock. The shares of Series C Preferred Stock automatically converted back into 6,900,000 shares of common stock upon the filing of an amendment to the Company’s Articles of Incorporation on October 23, 2018.

Review, Approval, or Ratification of Transactions with Related Parties

The Charter of our Governance Committee requires that any transaction with a related person that must be reported under applicable rules of the SEC must be reviewed and either approved, disapproved or ratified by our Governance Committee.

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PROPOSAL NO. 2 – APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF WASHINGTON TO THE STATE OF DELAWARE

The Board of Directors has unanimously approved and recommends to the Company’s shareholders this proposal to change the Company’s state of incorporation from the State of Washington to the State of Delaware (the “Reincorporation”). If the Company’s shareholders approve this proposal (the “Reincorporation Proposal”), the Company will accomplish the Reincorporation as described below.

Summary

Assuming that shareholder approval of this Proposal is obtained and the Reincorporation becomes effective:

●	the affairs of the Company will cease to be governed by the Washington Business Corporation Act (the “WBCA”), the Company’s existing Articles of Incorporation (the “Washington Articles”), and the Company’s existing bylaws (the “Washington Bylaws”), and the affairs of the Company will become subject to the Delaware General Corporation Law (the “DGCL”), a new Certificate of Incorporation and new bylaws, as more fully described below;

●	the resulting Delaware corporation (the “Delaware Company”) will (i) be deemed to be the same entity as the Company for all purposes under the laws of Delaware, (ii) continue to have all of the rights, privileges and powers of the Company, (iii) continue to possess all of the properties of the Company, and (iv) continue to have all of the debts, liabilities and obligations of the Company;

●	the name of the Company will change to NewAge, Inc.;

●	each outstanding share of the Company’s common stock will continue to be an outstanding share of the Delaware Company’s common stock, and each outstanding option, warrant or other right to acquire shares of the Company’s common stock will continue to be an outstanding option, warrant or other right to acquire shares of the Delaware Company’s common stock;

●	each employee benefit plan, incentive compensation plan or other similar plan of the Company will continue to be an employee benefit plan, incentive compensation plan or other similar plan of the Delaware Company; and

●	each director and officer of the Company will continue to hold his or her respective office with the Delaware Company.

General Information

The Company intends to effect the Reincorporation by converting into a Delaware corporation (the “Conversion”). The Company will convert into a Delaware corporation, and all of the rights, privileges, powers, properties and debts of the Company will be unaffected. The Company will effect the Reincorporation by filing a Certificate of Conversion, attached hereto as Annex A (the “Certificate of Conversion”), and the proposed Delaware Certificate of Incorporation, in substantially the form attached to this proxy statement as Annex B (the “Delaware Charter”) with the Delaware Secretary of State and by filing Articles of Conversion (the “Articles of Conversion”) with the Washington Secretary of State. In order to file the Articles of Conversion with the Washington Secretary of State, shareholders must approve the Plan of Conversion attached hereto as Annex C (the “Plan of Conversion”). The Delaware Company would also adopt the proposed bylaws, in substantially the form attached to this proxy statement as Annex D (the “Delaware Bylaws”). Upon the completion of the Reincorporation, the name of the Company will change from “New Age Beverages Corporation” to “NewAge, Inc.” (the “Name Change”).

The approval by the Company’s shareholders of this Reincorporation Proposal will constitute approval of the Certificate of Conversion, Plan of Conversion, the Delaware Charter, the Delaware Bylaws and the Name Change. If this Reincorporation Proposal is approved by the shareholders, the Company expects to file the Certificate of Conversion and Delaware Charter with the Delaware Secretary of State and Articles of Conversion with the Washington Secretary of State as soon as practicable thereafter.

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The Reincorporation will not affect the trading of the shares of the Company’s common stock on the Nasdaq Capital Market under the same symbol “NBEV.” The Delaware Company will continue to file periodic reports and other documents as and to the extent required by the rules and regulations of the SEC. Shareholders who own shares of the Company’s common stock that are freely tradable prior to the Reincorporation will continue to have freely tradable shares in the Delaware Company after the Reincorporation, and shareholders holding restricted shares of the Company’s common stock prior to the Reincorporation will continue to hold their shares in the Delaware Company after the Reincorporation subject to the same restrictions on transfer to which their shares are presently subject. In summary, the Reincorporation will not change the respective positions under federal securities laws of the Company or its shareholders.

Reasons for the Reincorporation

Delaware is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The DGCL is frequently revised and updated to accommodate changing legal and business trends and needs and is more comprehensive, widely used and interpreted than other state corporate laws, including the WBCA.

In addition, Delaware courts, including the Delaware Court of Chancery and the Delaware Supreme Court, are highly regarded for their considerable expertise in dealing with corporate legal issues and for producing a substantial body of case law construing the DGCL. Because the judicial system is based largely on legal precedents, the abundance of Delaware case law serves to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages to the Company by allowing our Board and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

The Reincorporation may also make it easier to attract future candidates willing to serve on our Board because many such candidates are already familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

Changes as a Result of Reincorporation

If this Reincorporation Proposal is approved, the Reincorporation will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described below in the section entitled “Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation.” The Reincorporation is not expected to affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements will continue as rights and obligations of the Delaware Company. The Reincorporation itself will not result in any change in headquarters, business, jobs, management, location of any of the Company’s offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company. Further, the directors and officers of the Company will continue to hold their respective offices with the Delaware Company, and the subsidiaries of the Company immediately prior to the Reincorporation will be the subsidiaries of the Delaware Company immediately after the Reincorporation.

The Plan of Conversion

The Reincorporation will be effected pursuant to the Plan of Conversion. The Plan of Conversion provides that the Company will convert into a Delaware corporation and will be subject to all of the provisions of the DGCL. By virtue of the Conversion, all of the rights, privileges and powers of the Company, all property owned by the Company, all debts due to the Company and all other causes of action belonging to the Company immediately prior to the Conversion will remain vested in the Delaware Company following the Conversion. In addition, by virtue of the Conversion, all debts, liabilities and duties of the Company immediately prior to the Conversion will remain attached to the Delaware Company following the Conversion.

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If this Reincorporation Proposal is approved, it is anticipated that our Board will cause the Reincorporation to be effected as soon as practicable thereafter. However, the Reincorporation may be delayed by our Board or the Plan of Conversion may be terminated and abandoned by action of our Board at any time prior to the effective time of the Reincorporation, whether before or after the approval by the Company’s shareholders, if our Board determines for any reason that such delay or termination would be in the best interests of the Company and its shareholders. If this Reincorporation Proposal is approved by our shareholders, the Reincorporation would become effective upon the filing of the Certificate of Conversion and the Delaware Charter and acceptance thereof by the Delaware Secretary of State.

The Company’s shareholders will not be required to exchange their Company stock certificates for new Delaware Company stock certificates. Following the effective time of the Reincorporation, any Company stock certificates submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for the Delaware Company stock certificates. The Company’s shareholders should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company unless and until requested to do so.

Effect of Not Obtaining the Required Vote for Approval

If we fail to obtain the requisite vote of shareholders for approval of this Reincorporation Proposal, the Reincorporation will not be consummated and the Company will continue to be incorporated in Washington and governed by the WBCA, the Washington Articles, and the Washington Bylaws.

Anti-Takeover Implications

Delaware, like many other states, permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures designed to reduce its vulnerability to unsolicited takeover attempts. The Company’s Board, however, is not proposing the Reincorporation to prevent a change in control and is not aware of any present attempt by any person to acquire control of the Company or to obtain representation on the Company’s Board. The Company’s Board has no independent plans to implement any defensive strategies to enhance the ability of the Board to negotiate with an unsolicited bidder.

With respect to implementing defensive measures, except as indicated below, Delaware law is preferable to Washington law because of the substantial judicial precedent on the legal principles applicable to defensive measures. As either a Washington corporation or a Delaware corporation, the Company could implement some of the same defensive measures. As a Delaware corporation, however, the Company would benefit from the predictability of Delaware law on these matters.

Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation

Because of differences between the WBCA and the DGCL, as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s shareholders. Summarized below are significant provisions of the WBCA and DGCL, along with the differences between the rights of the shareholders of the Company immediately before and immediately after the Reincorporation that will be the result of the differences between the WBCA and the DGCL and the differences between the Washington Articles and Washington Bylaws, on the one hand, and the Delaware Charter and the Delaware Bylaws, on the other hand. The summary is not an exhaustive list of all differences or a complete description of the differences described and is qualified in its entirety by reference to the WBCA, the DGCL, the Washington Articles, the Washington Bylaws, the Delaware Charter and the Delaware Bylaws. Copies of the Washington Articles and Washington Bylaws have been filed or incorporated by reference as exhibits to certain of our filings with the SEC. The Delaware Charter and the Delaware Bylaws are attached as annexes to this proxy statement.

The following is a summary of material parts of the WBCA and the DGCL, in effect as of the date of this proxy statement, and the Company’s governing documents before and after the Reincorporation.

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Provision	Washington	Delaware Upon Reincorporation
Authorized Capital Stock

As of the date hereof, the Company’s authorized capital stock consists of 200,000,000 authorized shares of common stock, par value $0.001 per share, and 1,000,000 authorized shares of Preferred Stock, par value $0.001 per share. The holders of common stock have one vote for each share for all matters on which a shareholder vote is requested or required, and shareholders have no cumulative voting, conversion, redemption or preemptive rights.

Upon consummation of the Reincorporation, the Delaware Company’s authorized capital stock will consist of 200,000,000 authorized shares of common stock, par value $0.001 per share, and 1,000,000 authorized shares of preferred stock, par value $0.001 per share.

Number of Directors; Election; Removal; Filling Vacancies

The Washington Articles provide that the number of directors shall be at least one and no more than five directors. The directors are elected by the Company’s shareholders annually for terms terminating at the next annual meeting of the shareholders or until their successors are elected and qualified, or until their earlier death, resignation or removal. The WBCA permits a corporation to classify its board of directors so that less than all of the directors are elected each year to overlapping terms. The Washington Articles and Washington Bylaws do not provide for a classified board of directors.

Under the WBCA, shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. The Washington Bylaws provide that any director may be removed, with or without cause, from office at any time, at a special shareholder meeting called for that purpose, and only by the affirmative vote of the holders of a majority of the votes entitled to vote at an election of directors. The Washingto n Bylaws provide that if any vacancy in the Board occurs, the remaining directors, whether constituting a quorum or not, may elect a successor to hold office for the unexpired portion of the term of the vacating director and until his successor shall have been duly elected and qualified.

The Delaware Charter will provide that the number of directors shall be at least one and may be fixed from time to time under the Delaware Bylaws. Delaware law permits corporations to classify their board of directors so that less than all of the directors are elected each year to overlapping terms. The Delaware Charter will not provide for a classified board.

Each director will hold office until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

Under the DGCL, a majority of shares then entitled to vote may remove one or more directors with or without cause.

The Delaware Bylaws will provide that a director may be removed with or without cause by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon at a special meeting of the stockholders called expressly for that purpose. The Delaware Bylaws will provide that a vacancy on the board of directors, whether created because of death, resignation or otherwise, may be filled by the affirmative vote of a majority of the remaining directors of the board of directors in office, though less than a quorum of the board of directors.

Cumulative Voting for Directors	Under Washington law, shareholders may use cumulative voting in the election of directors if the articles of incorporation do not provide otherwise. The Washington Articles prohibit cumulative voting.	Delaware law permits cumulative voting if provided in a corporation’s certificate of incorporation. The Delaware Charter will prohibit cumulative voting.

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Provision	Washington	Delaware Upon Reincorporation
Business Combinations; Interested Transactions	Washington law imposes restrictions on certain transactions between a Washington publicly-traded corporation and certain significant shareholders. Chapter 23B.19 of the WBCA prohibits a “target corporation,” with certain exceptions, from engaging in certain “significant business transactions” with an “acquiring person” who acquires 10% or more of the total number of votes entitled to be cast by the outstanding voting shares of a target corporation for five years after such acquisition, unless the transaction or acquisition of shares is approved by a majority of the members of the target corporation’s board of directors before the date of the acquisition or, at or after the date of the acquisition, the transaction is approved by a majority of the members of the target corporation’s board of directors and approved at a shareholders’ meeting by the vote of at least two-thirds of the votes entitled to be cast by the outstanding voting shares of the target corporation, excluding shares owned or controlled by the acquiring person. The prohibited transactions include, among others, a merger or consolidation with, disposition of assets to, or issuance or redemption of stock to or from, the acquiring person, termination of 5% or more of the employees of the target corporation because of the acquiring person’s acquisition of 10% or more of the shares, or allowing the acquiring person to receive any disproportionate benefit as a shareholder. After the five-year period during which significant business transactions are prohibited, certain significant business transactions may occur if certain “fair price” criteria or shareholder approval requirements are met. Target corporations include all publicly-traded corporations incorporated under Washington law, and publicly-traded foreign corporations that meet certain requirements. In contrast to the comparable provision under Delaware law, a Washington publicly-traded corporation may not exclude itself from these restrictions through a statement to that effect in its charter documents.

Section 203 of the DGCL provides that, subject to certain exceptions specified, a corporation shall not engage in any business combination with any “interested shareholder” for three years following the date that such stockholder becomes an interested stockholder unless (i) before such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding when the transaction commenced (excluding stock held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer) or (iii) on or after such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of a corporation or is an affiliate or associate of a corporation and was the owner of 15% or more of the outstanding voting stock of such corporation, at any time within three years immediately before the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for three years, although a corporation’s certificate of incorporation or stockholders may elect to exclude such corporation from the restrictions imposed.

The Delaware Charter will exclude the Delaware Company from the restrictions imposed under Section 203 of the DGCL.

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Provision	Washington	Delaware Upon Reincorporation
Limitation of Liability of Directors

The WBCA permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to a corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for acts or omissions that involve (i) intentional misconduct by the director or a knowing violation of law by a director, (ii) liability for unlawful distributions or (iii) any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled. The exclusions from a director’s limitation of liability are narrower and more specific under Washington law than under the comparable provisions of Delaware law, so that the release of liability may be broader under, Washington law.

The Washington Articles provide that a director of the Company shall have no personal liability to the Company or its shareholders for monetary damages for breach of conduct as a director; provided that a director will remain liable for (i) acts or omissions that involve intentional misconduct or a knowing violation of law by the director; (ii) conduct which violates the WBCA pertaining to unpermitted distributions to shareholders or loans to directors; or (iii) any transaction from which the director will personally receive a benefit in money, property, or services to which the director is not legally entitled. This provision does not affect the availability of equitable remedies such as an injunction based upon a director’s breach of the duty of care.

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to a corporation or its stockholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter will provide that, to the fullest extent permitted by the DGCL, a director of the Delaware Company shall have no personal liability to the Delaware Company or its stockholders for monetary damages for breach of fiduciary duty as a director.

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Provision	Washington	Delaware Upon Reincorporation
Indemnification of Officers and Directors

The WBCA permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Washington’s laws provide that a corporation may advance expenses of defense in certain circumstances, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

The WBCA provides that a corporation may not indemnify a director in connection with a proceeding by or in the right of the corporation in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable because personal benefit was improperly received by the director.

The WBCA also provides that, unless a corporation’s articles of incorporation provide otherwise, (i) indemnification is mandatory if the director is wholly successful on the merits or otherwise in such a proceeding and (ii) an officer of the corporation who is not a director is entitled to mandatory indemnification and may apply for court-ordered indemnification to the same extent as a director.

The Washington Articles do not limit mandatory indemnification; provided that indemnification shall not apply because of (i) acts or omissions finally adjudged to have involved intentional misconduct or a knowing violation of law by the director or officer; (ii) conduct finally adjudged to have violated the WBCA pertaining to unpermitted distributions to shareholders or loans to directors or officers; or (iii) any transaction finally adjudged to have been one in which the director personally received a benefit in money, property, or services to which the director or officer is not legally entitled.

The Washington Bylaws generally provide that the Company shall indemnify its directors, officers, employees and agents to the extent authorized on a case-by-case basis by the Board against liability arising out of a proceeding to which such individual was made a party because the individual is or was an officer, employee or agent of the Company. The Company shall advance expenses incurred by such persons who are parties to a proceeding before final disposition of the proceeding. The Washington Bylaws also provide that the Company may purchase and maintain insurance on behalf of an individual who is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee, or agent of another entity, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent.

The DGCL permits a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Delaware’s laws provide that a corporation may advance expenses of defense in certain circumstances, and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to a corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Company will indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended, any person who made or threatened to be made a party in any action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee, or agent of the Delaware Company or, while a director, officer, employee, or agent of the Delaware Company, is or was serving at the request of the Delaware Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service regarding employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Delaware Company will be required to indemnify a person in connection with such a proceeding (or part thereof) commenced by such person only if the commencement of such proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

The Delaware Company shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by a director, officer, employee, or agent of the Delaware Company in defending any proceeding before its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses

The indemnification and advancement of expenses provided in the Delaware Bylaws is not exclusive of any other rights to which such person may be entitled as a matter of law or by contract or by vote of the board of directors or the stockholders or otherwise. The Delaware Bylaws will also provide that the Delaware Company may purchase and maintain insurance on behalf of a person who is or was a director, officer, employee or agent of the Delaware Company, or is or was serving at the request of the Delaware Company as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, against liability asserted against or incurred by the individual in that capacity or arising from the individual’s status as a director, officer, employee or agent, whether or not the Delaware Company would have the power to indemnify him or her against such liability under the DGCL.

24

Provision	Washington	Delaware Upon Reincorporation
Special Meetings of Shareholders

Under the WBCA, a corporation must hold a special meeting of shareholders upon request by the board of directors or by such persons authorized to do so by the articles of incorporation or bylaws. A corporation must also hold a special meeting of shareholders if the holders of at least 10% of all votes entitled to be cast at a special meeting deliver to the corporation a demand for a special meeting. However, a corporation that is a public company may in its articles of incorporation limit or deny the right of shareholders to call a special meeting.

The Washington Articles do not address the right of shareholders to call a special meeting. The Washington Bylaws provide that special meetings of shareholders may be called at any time by the holders of 10% of all shares entitled to vote on any issue proposed to be considered at the meetings, by the President, or by the Board.

Under the DGCL, a special meeting of stockholders may be called by a corporation’s board of directors or by such persons as authorized by a corporation’s certificate of incorporation or bylaws.

The Delaware Bylaws will provide that a special meeting may be called at any time by the Board or the Secretary following receipt of one or more written demands to call a special meeting from at least 10% of the voting power of outstanding shares entitled to vote on the matter.

Amendment or Repeal of the Certificate of Incorporation

Under the WBCA, a board of directors may amend a corporation’s articles of incorporation without shareholder approval (i) to change any provisions regarding the par value of any class of shares, if the corporation has only one class of shares outstanding, (ii) to delete the names and addresses of the initial directors, (iii) to delete the name and address of the initial registered agent or registered office, (iv) if the corporation has only one class of shares outstanding, solely to effect a forward or reverse stock split, or change the number of authorized shares of that class in proportion to such forward or reverse split or (v) to change the corporate name.

Other amendments to a corporation’s articles of incorporation must be approved, in the case of a public company, by a majority of the votes entitled to be cast on the proposed amendment, provided that the articles of incorporation may require a greater vote.

To amend the Washington Articles, the Washington Articles provide that the Company must seek the approval of each voting group of shareholders entitled to vote thereon by a majority of all votes entitled to be case by that voting group.

Under the DGCL, unless a corporation’s certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment.

The Delaware Charter will provide that the Delaware Company reserves the right to amend, alter or repeal any provision in the Delaware Charter in any manner currently or hereafter prescribed by law, and that all rights and powers conferred upon stockholders and directors in the charter are subject to this reserved power. The Delaware Charter will provide that the affirmative vote of the holders of at least a majority of the outstanding shares of the Delaware Company is required to amend or repeal certain provisions of the Delaware Charter.

25

Provision	Washington	Delaware Upon Reincorporation
Amendment to Bylaws

The WBCA provides that a board of directors may amend or repeal a corporation’s bylaws, or adopt new bylaws, unless (i) the articles of incorporation reserve this power exclusively to the shareholders or (ii) the shareholders, in amending, repealing or adopting a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. Under the WBCA, shareholders may also amend or repeal a corporation’s bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed by the board of directors.

The Washington Bylaws provide that the Washington Bylaws may be amended, altered, or repealed at any regular or special meeting of the shareholders if notice of the proposed alteration or amendment is contained in the notice of the meeting. Further, the Washington Bylaws may be amended, altered, or repealed by the affirmative vote of a majority of the Board at any regular or special meeting of the Board, if notice of the proposed alteration or amendment is contained in the notice of the meeting, subject to the paramount right of the shareholders to overrule or supersede such action. The Board may not modify their qualifications, classifications, or terms of office of directors in the Washington Bylaws.

Under the DGCL, the power to adopt, amend or repeal bylaws rests generally with the stockholders entitled to vote, although directors may amend the bylaws of a corporation if such right is expressly conferred upon the directors in its certificate of incorporation.

The Delaware Bylaws and Delaware Charter will provide that such bylaws may be amended or repealed by the stockholders of the Delaware Company entitled to vote, provided that the affirmative vote of holders of at least a majority of the voting power of the shares of the then outstanding voting stock of the Delaware Company entitled to vote shall be required to amend, alter or repeal. The Delaware Bylaws will further provide that the Board has the power to adopt, amend or repeal the Delaware Bylaws, including the qualifications, classifications, or terms of office of directors.

Merger with Subsidiary	The WBCA provides that, if a parent corporation owns at least 90% of the outstanding shares of each class of capital stock of a subsidiary, such parent corporation may merge such subsidiary into itself without approval of the shareholders of the parent or subsidiary, or merge itself into the subsidiary without approval of the shareholders of the subsidiary. A merger of a parent corporation into a subsidiary will be governed by WBCA provisions applicable to mergers generally. The board of directors of a parent corporation is required to approve the plan to merge the parent into the subsidiary.	The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Committees of the Board	The WBCA provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. Under the WBCA, each committee may exercise such powers of the board of directors as are specified by the board of directors; however, a committee may not (i) authorize or approve a distribution except under a general formula or method prescribed by the board of directors, (ii) approve or propose to shareholders any action that the WBCA requires be approved by shareholders, (iii) fill vacancies on the board of directors or on any of its committees, (iv) amend the articles of incorporation, (v) adopt, amend or repeal bylaws, (vi) approve a plan of merger not requiring shareholder approval or (vii) approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares except within limits specifically prescribed by the board.

The DGCL provides that a board of directors may delegate certain of its duties to one or more committees elected by a majority of the board of directors. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if a corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

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Provision	Washington	Delaware Upon Reincorporation
Mergers, Acquisitions and Transactions with Controlling Shareholder

Under the WBCA, a merger, share exchange, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher or lower proportion is specified in the articles of incorporation. The Washington Articles reduce this requirement to a simple majority of votes entitled to be cast by a voting group.

The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders before the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately before the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately before the merger.

Under the DGCL, a merger or consolidation of a corporation or a sale of all or substantially all of a corporation’s property and assets must be approved by a majority of the outstanding shares entitled to vote. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately before the merger. The Delaware Charter does not make any provision with respect to such mergers.
Class Voting

Under the WBCA, a corporation’s articles of incorporation may authorize one or more classes or series of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. Additionally, under the WBCA, classes or series of shares have, by default application, special voting rights with respect to certain corporate matters, such as certain amendments to the articles of incorporation and mergers and share exchanges.

Under the WBCA, a corporation’s articles of incorporation may expressly limit the rights of holders of a class or series to vote as a group with respect to certain amendments to the articles of incorporation and as to mergers and share exchanges, even though they may adversely affect the rights of holders of that class or series.

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes. The Delaware Charter will provide that, except as otherwise provided by law, with respect to any series of preferred stock, the holders of the common stock shall exclusively possess all voting power. Each holder of share of common stock shall be entitled to one vote for each share held.

27

Provision	Washington	Delaware Upon Reincorporation
Preemptive Rights

Under Washington law, a shareholder has preemptive rights unless such rights are specifically denied in the articles of incorporation and the corporation was formed prior to January 1, 2020.

The Washington Articles state that shareholders have no preemptive rights to acquire additional shares issued by the Company.

Under Delaware law, a stockholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation.

The Delaware Charter will not grant stockholders any preemptive rights to acquire additional stock issued by the Delaware Company.

Transactions with Officers and Directors	The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if, after disclosure of the material facts of such conflicting interest transaction (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case by at least two qualified directors; or (ii) it is approved by a majority of all qualified shares; otherwise, there must be a showing that at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a nonqualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.	The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Stock Redemptions and Repurchases	Under the WBCA, a corporation may repurchase or redeem its own shares provided that no repurchase or redemption may be made if, after giving effect to the repurchase or redemption (i) the corporation would not be able to pay its liabilities as they become due or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the repurchase or redemption, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those whose shares are being repurchased or redeemed.	Under the DGCL, any stock of any class or series may be made subject to redemption by a corporation at its option or at the option of the holders of such stock or upon the happening of a specified event; provided, however, that immediately following any such redemption, such corporation shall have outstanding one or more shares or one or more classes or series of stock, which share, or shares together, shall have full voting powers.

28

Provision	Washington	Delaware Upon Reincorporation
Proxies	Under the WBCA, a proxy executed by a shareholder will remain valid for 11 months unless a longer period is expressly provided in the appointment, or unless it is revoked by such shareholder. A proxy will be irrevocable by the shareholder granting it if it includes a statement as to its irrevocable nature, and is coupled with an interest.	Under the DGCL, a proxy executed by a stockholder will remain valid for three years unless the proxy provides for a longer period.

Consideration for Stock	Under the WBCA, a corporation may issue its capital stock for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.	Under the DGCL, shares of stock with par value may be issued for such consideration, having a value not less than the par value thereof, as determined from time to time by the board of directors, or by the stockholders if the certificate of incorporation so provides. Shares of stock without par value may be issued for such consideration as determined by the board of directors, or by the stockholders if the certificate of incorporation so provides.

Shareholders Rights to Examine Books and Records	The WBCA provides that upon five business days’ notice to a corporation a shareholder may inspect and copy, during regular business hours at the corporation’s principal office, the corporation’s articles of incorporation, bylaws, minutes of all shareholders’ meetings for the past three years, certain financial statements for the past three years, communications to shareholders within the past three years, list of the names and business addresses of the directors and officers and the corporation’s most recent annual report delivered to the secretary of state. Upon five business days’ notice, so long as the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purpose, a shareholder may inspect and copy excerpts from minutes of any meeting of the board of directors or other records of actions of the board of directors, accounting records of the corporation and the record of shareholders.	The DGCL provides that any stockholder of record may make a written demand under oath stating the purpose thereof, have the right during usual hours of business to inspect the corporation’s books and records for any proper purpose. If management of a corporation refuses, a stockholder can compel release of the books by court order.

Notice of Shareholder Proposal	The Washington Bylaws do not provide timing restrictions for deeming a shareholder proposal timely.	The Delaware Bylaws do not provide timing restrictions for deeming a stockholder proposal timely.

29

Provision	Washington	Delaware Upon Reincorporation
Appraisal and Dissenters’ Rights	Under the WBCA, shareholders have appraisal or dissenter’s rights, respectively, if certain corporate actions occur, such as a merger. These rights include the rights to dissent from voting to approve such corporate action and to demand fair value for the shares of the dissenting shareholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a shareholders meeting, a shareholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected and (ii) not vote his shares for the proposed action. If fair value is not settled, the WBCA provides various procedures for the dissenter and the corporation to arrive at a fair value, which may ultimately be resolved by petition to a superior court of the county in Washington where a corporation’s principal office or registered office is located.

Under the DGCL stockholders have appraisal or dissenter’s rights, if certain corporate actions occur, such as a merger. These rights include the rights to dissent from voting to approve such corporate action and to demand fair value for the shares of the dissenting stockholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders meeting, a stockholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected and (ii) not vote his shares for the proposed action. If fair value is unsettled, the DGCL provides various procedures for the dissenter and the corporation to arrive at a fair value, which may ultimately be resolved by petition to the Court of Chancery where a corporation’s principal office or registered office is located.

Delaware law provides an exception to a stockholder’s appraisal rights commonly known as the “market-out” exception. Under this exception, appraisal rights will not be available if stockholders hold stock of a corporation that is either (i) listed on a national securities exchange or (ii) held of record by over 2,000 holders. There is no similar exception under Washington law. After the Conversion, the Delaware Company’s stock will continue to be traded on the NASDAQ, and therefore the market-out exception will apply to the Delaware Company’s common stock immediately after the Conversion. Holders of common stock will not have appraisal rights under Delaware law while the market-out exception is applicable, except if such holders would receive consideration in a transaction other than (a) stock of the surviving corporation, (b) stock of any other corporation that is or will be listed on a national securities exchange or held by over 2,000 stockholders, (c) cash in lieu of fractional shares or (d) any combination of the foregoing.

Also, Delaware appraisal rights procedures impose a heavier cost and burden on the dissenting stockholder while Washington puts the burden on the corporation. The WBCA requires a corporation to pay dissenting stockholders the amount the corporation estimates to be the fair value of their shares, plus interest, generally within 30 days following the effective date of the corporate action, whereas under the DGCL, absent a settlement, stockholders exercising their appraisal rights will receive no money for their shares until the entire proceeding concludes. Under certain circumstances, this difference with respect to timing of payment to stockholders exercising dissenter’s rights may make it more difficult for a person to exercise such rights.

This discussion of appraisal or dissenter’s rights is qualified in its entirety by reference to the DGCL, which provides more specific provisions and requirements for dissenting stockholders.

30

Provision	Washington	Delaware Upon Reincorporation
Dividends	The WBCA provides that shares may be issued pro rata and without consideration to a corporation’s shareholders as a share dividend. The board of directors may authorize other distributions to its shareholders provided that no distribution may be made if, after giving it effect (i) the corporation would not be able to pay its liabilities as they become due in the usual course of business or (ii) the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.	The DGCL provides that a corporation may pay dividends out of surplus or, in case there is no surplus, out of the corporation’s net profits for the preceding fiscal year, subject to any restrictions contained in the certificate of incorporation.

Corporate Action Without a Shareholder Meeting

If a corporation is a public company, the WBCA only permits action to be taken by shareholders without holding an actual meeting if the action is taken unanimously by all shareholders entitled to vote on the action.

The Washington Bylaws do not specifically provide that any action required or which may be taken at a meeting of shareholders of the Company may be taken without a meeting if the action is taken by all the shareholders entitled to vote on the action. However, the Washington Bylaws do provide that the Company shall keep a permanent record of minutes of all actions taken by the shareholders without a meeting.

The DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation expressly provides otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing.

The Delaware Charter prohibits actions of the stockholders without a meeting of the stockholders.

Forum Selection	The WBCA authorizes a corporation to include in its articles of incorporation or bylaws a requirement to use an exclusive forum for the adjudication of internal corporate claims. Neither the Washington Articles nor the Washington Bylaws include an exclusive forum provision.	Neither the Delaware Charter nor the Delaware Bylaws include an exclusive forum provision.

Certain Federal Income Tax Consequences of Reincorporation

The Company intends the Reincorporation to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming the Reincorporation qualifies as a tax-free reorganization, the holders of the Company’s common stock will not recognize any gain or loss under the U.S. federal income tax laws as a result of the occurrence of the Reincorporation, and neither will the Company. Each holder will have the same basis in the Company’s common stock received as a result of the Reincorporation as that holder has in the corresponding common stock held at the time the Reincorporation occurs.

This proxy statement only discusses U.S. federal income tax consequences and has done so only for general information. This proxy statement does not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules, such as, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise. This proxy statement does not address the tax consequences under state, local or foreign laws.

31

This discussion was based on the Code, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of the Reincorporation. There can be no assurance that future legislation, regulations, administrative rulings or court decisions would not alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the Reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Vote Required

The affirmative vote of a majority of the shares entitled to vote at the meeting is required to approve the reincorporation of the Company from the State of Washington to the State of Delaware. Brokerage firms do not have authority to vote clients’ unvoted shares held by the firms in street name for this proposal. Abstentions and broker non-votes will have the same effect as a negative vote.

OUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO REINCORPORATE IN DELAWARE

32

PROPOSAL NO. 3 - RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

On September 20, 2019, the Company, at the direction of the Audit Committee, notified Accell Audit & Compliance, P.A. (“Accell”), the Company’s prior independent auditors since 2016, of the firm’s dismissal. Our Audit Committee also approved the appointment of Deloitte as our new principal independent registered public accounting firm, effective as of September 2019. The Audit Committee supervised the engagement process, which included the distribution of requests for proposals from a number of public accounting firms, review of the proposals received, and discussion with the Company’s Chief Financial Officer and Controller regarding the results of their interviews with the final candidates.

The audit report of Accell on the Company’s financial statements for the years ended December 31, 2017 and 2018, included in its Annual Report on Form 10-K for the year ended December 31, 2018, filed on April 1, 2019, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2017 and December 31, 2018, as well as the subsequent interim period through September 20, 2019, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K), between the Company and Accell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Accell, would have caused Accell to make reference to the subject matter of the disagreements in connection with its reports; and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We requested that Accell furnish a letter addressed to the SEC stating whether or not Accell agreed with the statements noted above. A copy of the letter, dated September 20, 2019, from Accell is attached as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 24, 2019.

The Company did not, nor did anyone on its behalf, consult Deloitte, during 2017, 2018 and any subsequent interim period in 2019 prior to the Company’s engagement of that firm regarding (i) the application of accounting principles to a specified transaction (completed or proposed), the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or (ii) any matter being the subject of disagreement or a “reportable event” or any other matter as defined in Item 304(a)(1)(iv) or (a)(1)(v) of Regulation S-K.

A representative of Deloitte is expected to be present at the 2020 Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. We also expect that such representative will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of Deloitte as the Company’s independent registered public accounting firm. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote clients’ unvoted shares held by the firms in street name on this proposal. We are not required to obtain the approval of our shareholders to appoint our independent registered public accounting firm. However, if our shareholders do not ratify the appointment of Deloitte as our independent registered public accounting firm for the fiscal year ending December 31, 2020, the Audit Committee may reconsider its appointment.

33

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2020

FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Accell served as our independent registered public accounting firm during 2018 and until September 20, 2019. Deloitte has served as our independent registered public accounting firm since September 20, 2019. Aggregate fees billed or incurred related to professional services rendered by Deloitte for 2019 and rendered by Accell for 2018 are set forth below.

	2019	2018
Audit Fees	$1,285,500	$203,422
Audit-Related fees	42,250	36,125
Tax Fees	151,050	-
All Other Fees	-	-
Total	$1,478,800	$239,547

Audit Fees

Audit fees consist of fees related to professional services rendered in connection with the audit of our annual financial statements and review of our quarterly financial statements. During 2019, audit fees incurred by Deloitte were $1,285,500, which includes $75,500 of reimbursable expenses. During 2018, audit fees incurred by Accell were $203,422, which includes $15,572 of reimbursable travel expenses.

Audit-Related Fees

Audit-related fees consist of fees related to comfort letter procedures and fees associated with the review of registration statements and Forms 8-K related to equity offerings and acquisitions.

Tax Fees

Tax fees consist of aggregate fees billed by Deloitte for tax services during 2019 related to tax compliance and international tax consulting.

Our policy is to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Under our Audit Committee’s policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. Our Audit Committee approved all services that our independent registered public accounting firms provided to us in the past two fiscal years.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

34

ANNEX A

CERTIFICATE OF CONVERSION

OF

New Age Beverages Corporation

(a Washington corporation)

to

NewAge, Inc.

(a Delaware corporation)

Pursuant to Section 265 of the Delaware General Corporation Law

1)	The jurisdiction where the non-Delaware Corporation first formed is: Washington.

2)	The jurisdiction immediately prior to filing this Certificate of Conversion is: Washington.

3)	The date the non-Delaware Corporation first formed is: April 26, 2010.

4)	The name of the non-Delaware Corporation immediately prior to filing this Certificate of Conversion is: New Age Beverages Corporation.

5)	The name of the Corporation as set forth in the attached Certificate of Incorporation is: NewAge, Inc.

6)	The conversion shall be effective at 12:01 a.m. Eastern Time on [●], 2020.

IN WITNESS WHEREOF, the undersigned, being duly authorized to sign on behalf of the converting non-Delaware Corporation has executed this Certificate of Conversion on the [●]th day of [●], 2020.

NEW AGE BEVERAGES CORPORATION,
a Washington corporation

By:
Name:

A-1

ANNEX B

CERTIFICATE OF INCORPORATION

OF

NewAge, Inc.

ARTICLE I

NAME OF THE CORPORATION

The name of the corporation is NewAge, Inc. (the “Corporation”).

ARTICLE II

REGISTERED AGENT

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III

BUSINESS PURPOSE

The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

ARTICLE IV

CAPITAL STOCK

Section 4.01 Authorized Classes of Stock. The total number of shares the Corporation is authorized to issue is 200,000,000 shares of common stock having a par value of $0.001 per share (“Common Stock”) and 1,000,000 of preferred stock having a par value of $0.001 per share (“Preferred Stock”).

Section 4.02 Common Stock. Except as otherwise required by law, as provided in this Certificate of Incorporation, and as otherwise provided in the Certificate of Designation, if any, with respect to any series of the Preferred Stock, the holders of the Common Stock shall exclusively possess all voting power. Each holder of shares of Common Stock shall be entitled to one vote for each share held by him. Subject to the rights of holders of any series of outstanding Preferred Stock, holders of shares of Common Stock shall have equal rights of participation in the dividends and other distributions in cash, stock, or property of the Corporation when, as and if declared thereon by the board of directors of the Corporation (the “Board of Directors”) from time to time out of assets or funds of the Corporation legally available therefor and shall have equal rights to receive the assets and funds of the Corporation available for distribution to stockholders in the event of any liquidation, dissolution, or winding up of the affairs of the Corporation, whether voluntary or involuntary.

B-1

Section 4.03 Preferred Stock. The Board of Directors is hereby authorized to provide, out of the unissued shares of Preferred Stock, for one or more series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers, if any, of the shares of such series, and the preferences and relative, participating, optional, or other special rights, if any, and any qualifications, limitations, or restrictions thereof, of the shares of such series, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors. The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:

(a) the designation of the series;

(b) the number of shares of the series;

(c) the dividend rate or rates on the shares of that series, whether dividends will be cumulative, and if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of that series;

(d) whether the series will have voting rights in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

(e) whether the series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

(f) whether or not the shares of that series shall be redeemable, in whole or in part, at the option of the Corporation or the holder thereof, and if made subject to such redemption, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemptions, which amount may vary under different conditions and at different redemption rates;

(g) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;

(h) the rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution, or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

(i) the restrictions, if any, on the issue or reissue of any additional Preferred Stock; and

(j) any other relative rights, preferences, and limitations of that series.

B-2

ARTICLE V

BOARD OF DIRECTORS

Section 5.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 5.02 Number. Subject to any rights of the holders of any series of Preferred Stock to elect additional directors under specified circumstances, the number of directors of the Corporation which shall constitute the entire Board of Directors shall consist of not less than one director and may be fixed from time to time in accordance with the bylaws of the Corporation (the “Bylaws”).

Section 5.03 Cumulative Voting. Each stockholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by such stockholder for each director to be elected and for whose election such stockholder has a right to vote, and no stockholder shall be entitled to cumulate votes.

ARTICLE VI

LIMITATION OF LIABILITY; INDEMNIFICATION

Section 6.01 Limitation of Liability. To the fullest extent permitted by the DGCL as it presently exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or to its stockholders for monetary damages for any breach of fiduciary duty as a director. No amendment to, modification of, or repeal of this Section 7.01 shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment.

Section 6.02 Indemnification. The corporation shall indemnify to the fullest extent permitted by law as it presently exists or may hereafter be amended any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that he, his testator, or intestate is or was a director, officer, employee, or agent of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director, officer, employee, or agent at the request of the Corporation or any predecessor to the Corporation. Any amendment, repeal, or modification of this Section 6.02 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VII

STOCKHOLDER ACTION

Section 7.01 Stockholder Consent Prohibition. Subject to the rights of the holders of any series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by any consent by such stockholders.

B-3

ARTICLE VIII

BYLAWS

Section 8.01 Board of Directors. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized and empowered to adopt, amend, alter, or repeal the Bylaws without any action on the part of the stockholders.

Section 8.02 Stockholders. The stockholders shall also have the power to adopt, amend, alter, or repeal the Bylaws and such adoption, amendment, alteration, or repeal shall be approved by the affirmative vote of the holders of at least a majority of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

ARTICLE IX

SECTION 203 OF THE DGCL OPT-OUT

The corporation shall not be governed or subject to Section 203 of the DGCL.

ARTICLE X

AMENDMENTS

The Corporation reserves the right to amend, alter, or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Delaware, and all rights conferred herein are granted subject to this reservation; provided however, that notwithstanding any other provision of this Certificate of Incorporation or applicable law that might permit a lesser vote or no vote and in addition to any affirmative vote of the holders of any particular class or series of capital stock of the Corporation required by applicable law or this Certificate of Incorporation, the affirmative vote of the holders of at least a majority of the voting power of the shares of the then outstanding voting stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter, repeal, or adopt any provisions inconsistent with this Article X of this Certificate of Incorporation.

B-4

ANNEX C

PLAN OF CONVERSION

of

New Age Beverages Corporation

(a Washington corporation)

to

NewAge, Inc.

(a Delaware corporation)

This PLAN OF CONVERSION, dated as of [●], 2020 (including all of the exhibits attached hereto, this “Plan”), is hereby adopted by NEW AGE BEVERAGES CORPORATION, a Washington corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Washington corporation to a Delaware corporation pursuant to §23B.09.005 et. seq. of the Revised Code of Washington, as amended (the “RCW”) and §265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”).

RECITALS

WHEREAS, the Company is a corporation established and existing under the laws of the State of Washington;

WHEREAS, the conversion of a Washington corporation into a Delaware corporation is permitted under §23B.09.005 et. seq. of the RCW and §265 of the DGCL;

WHEREAS, the Company’s board of directors have determined that it is advisable, fair and in the best interest of the Company and its shareholders to enter into this Plan and pursuant thereto, convert the Company from a Washington corporation to a Delaware corporation, in accordance with §23B.09.005 et. seq. of the RCW and §265 of the DGCL and have recommended to the shareholders that they approve this Plan;

WHEREAS, the requisite amount of the Company’s shareholders have accepted the recommendation of the Company’s board of directors and have determined that it is advisable and in the best interests of the Company to enter into this Plan and pursuant thereto, convert the Company from a Washington corporation to a Delaware corporation, in accordance with §23B.09.005 et. seq. of the RCW and §265 of the DGCL

WHEREAS, the form, terms, conditions and provisions of this Plan have been duly authorized, approved and adopted by the Company’s board of directors and the requisite amount of the Company’s shareholders, in accordance with §23B.09.005 et. seq. of the RCW and §265 of the DGCL.

NOW, THEREFORE, the Company hereby adopts this Plan as follows:

1.	Conversion; Effect of Conversion.

(a) At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Washington corporation to a Delaware corporation pursuant to §23B.09.005 et. seq. of the RCW and §265 of the DGCL (the “Conversion”), and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Washington (April 26, 2010). The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company. The Conversion otherwise shall have the effects specified in the RCW and DGCL.

C-1

(b) At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, the Converted Company shall, for all purposes of the laws of the State of Delaware, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.

(c) The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

(d) At the Effective Time, the name of the Converted Company shall be:

NewAge, Inc.

(e) The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).

2. Filings. As promptly as practicable following the date hereof, the Company shall cause the following to occur in order to effect the Conversion:

(a) execute and file (or cause to be executed and filed) a Certificate of Conversion pursuant to §103 and §265 of the DGCL in the form attached hereto as Exhibit A (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware; and

(b) execute and file (or cause to be executed and filed) a Certificate of Incorporation of NewAge, Inc., that complies with the DGCL, in the form attached hereto as Exhibit B (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware; and

(c) execute and file (or cause to be executed and filed) a Cover Sheet for Conversion of Business Entity attaching the required documents that complies with the RCW, in a form reasonably acceptable to any officer of the Company (the “WA Conversion Documents”) with the Secretary of State of the State of Washington.

3. Effective Time. The Conversion shall become effective at 12:01 a.m. Eastern Time on [●], 2020, upon the filing and effectiveness of the (a) Delaware Certificate of Conversion and (b) Delaware Certificate of Incorporation with the Secretary of State of the State of Delaware (the time of the effectiveness of the Conversion, the “Effective Time”). The Company shall cause the filing of the WA Conversion Documents with the Secretary of State of the State of Washington.

4. Effect of Conversion on Common Stock. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of the issued common stock, par value $0.001 per share, of the Company (the “Company’s Common Stock”) shall convert at a ratio of 1 to 1 into one validly issued, fully paid and non-assessable share of common stock, par value $0.001 per share, of the Converted Company (the “Converted Company’s Common Stock”).

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5. Effect of Conversion on Stock Certificates. [Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of the Company’s Common Stock immediately prior to the Effective Time shall be automatically cancelled, without any action on the part of the holder of the Company, and a replacement certificate representing the same number of shares of the Converted Company’s Common Stock, shall be issued in its place, such certificate shall display the Converted Company’s name, corporate seal and state of incorporation.] [The holders of the Company’s Common will not be required to exchange their stock certificates for new stock certificates of the Converted Company. Following the Effective Time, any stock certificates of the Company submitted to the Company for transfer, whether pursuant to a sale or otherwise, will automatically be exchanged for the stock certificates of the Converted Company. The holders of the Company’s Common Stock should not destroy any stock certificate(s) and should not submit any certificate(s) to the Company or the Converted Company unless and until requested to do so.]

6. Further Assurances. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.

7. Effect of Conversion on Directors and Officers. The officers and directors of the Company immediately prior to the Effective Time shall be the same officers and directors of the Converted Company immediately after the Effective Time.

8. Delaware Bylaws. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form attached hereto as Exhibit C (the “Delaware Bylaws”), and the Converted Company’s board of directors shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.

9. Amendment. Subject to applicable law, this Plan may be amended, supplemented or modified at any time by the Company or the Converted Company.

10. Termination. At any time prior to the Effective Time, this Plan may be terminated and the transactions contemplated hereby may be abandoned by action of the board of directors of the Company if, in the opinion of the board of directors of the Company, such action would be in the best interests of the Company and its shareholders. In the event of termination of this Plan, this Plan shall become void and of no effect.

11. Facsimile Signatures. This Plan may be executed by facsimile or electronic signature.

12. Third Party Beneficiaries. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.

13. Severability. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.

14. Governing Law. This Plan shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflict of law provisions thereof.

[The remainder of this page has been intentionally left blank]

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IN WITNESS WHEREOF, the Company has caused this Plan of Conversion to be duly executed by [●], its duly authorized [●], as of the date first above written.

NEW AGE BEVERAGES CORPORATION
a Washington corporation

By:
Name:
Title:

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Exhibit A

Delaware Certificate of Conversion

(see attached)*

*See Annex A

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Exhibit B

Delaware Certificate of Incorporation

(see attached)*

*See Annex B

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Exhibit C

Delaware Bylaws

(see attached)*

*See Annex D

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ANNEX D

BYLAWS OF

NewAge, Inc.

ARTICLE I
Offices

Section 1.01 Registered Office. The registered office of NewAge, Inc. (the “Corporation”) will be fixed in the Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”).

Section 1.02 Other Offices. The Corporation may have other offices, both within and without the State of Delaware, as the board of directors of the Corporation (the “Board of Directors”) from time to time shall determine or the business of the Corporation may require.

ARTICLE II
Meetings of the Stockholders

Section 2.01 Place of Meetings. All meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, or by means of remote communication, as shall be designated from time to time by resolution of the Board of Directors and stated in the notice of meeting.

Section 2.02 Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting in accordance with these bylaws shall be held at such date, time, and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Section 2.03 Special Meetings.

(a) Purpose. Special meetings of stockholders for any purpose or purposes shall be called only:

(i) by the Board of Directors; or

(ii) by the Secretary (as defined in Section 4.01), following receipt of one or more written demands to call a special meeting of the stockholders in accordance with, and subject to, this Section 2.03 from stockholders of record who own, in the aggregate, at least 10% of the voting power of the outstanding shares of the Corporation then entitled to vote on the matter or matters to be brought before the proposed special meeting.

(b) Notice. A request to the Secretary shall be delivered to him or her at the Corporation’s principal executive offices and signed by each stockholder, or a duly authorized agent of such stockholder, requesting the special meeting and shall set forth:

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(i) a brief description of each matter of business desired to be brought before the special meeting;

(ii) the reasons for conducting such business at the special meeting;

(iii) the text of any proposal or business to be considered at the special meeting (including the text of any resolutions proposed to be considered and in the event that such business includes a proposal to amend these bylaws, the language of the proposed amendment).

(c) Business. Business transacted at a special meeting requested by stockholders shall be limited to the matters described in the special meeting request; provided, however, that nothing herein shall prohibit the Board of Directors from submitting matters to the stockholders at any special meeting requested by stockholders.

(d) Time and Date. A special meeting requested by stockholders shall be held at such date and time as may be fixed by the Board of Directors; provided, however, that the date of any such special meeting shall be not more than 90 days after the request to call the special meeting is received by the Secretary. Notwithstanding the foregoing, a special meeting requested by stockholders shall not be held if:

(i) the Board of Directors has called or calls for an annual or special meeting of the stockholders to be held within 90 days after the Secretary receives the request for the special meeting and the Board of Directors determines in good faith that the business of such meeting includes (among any other matters properly brought before the meeting) the business specified in the request;

(ii) the stated business to be brought before the special meeting is not a proper subject for stockholder action under applicable law;

(iii) an identical or substantially similar item (a “Similar Item”) was presented at any meeting of stockholders held within 90 days prior to the receipt by the Secretary of the request for the special meeting (and, for purposes of this Section 2.03(d)(iii), the election of directors shall be deemed a Similar Item with respect to all items of business involving the election or removal of directors); or

(iv) the special meeting request was made in a manner that involved a violation of Regulation 14A under the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder (the “Exchange Act”).

(e) Revocation. A stockholder may revoke a request for a special meeting at any time by written revocation delivered to the Secretary, and if, following such revocation, there are unrevoked requests from stockholders holding in the aggregate less than the requisite number of shares entitling the stockholders to request the calling of a special meeting, the Board of Directors, in its discretion, may cancel the special meeting.

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Section 2.04 Adjournments. Any meeting of the stockholders, annual or special, may be adjourned from time to time to reconvene at the same or some other place, if any, and notice need not be given of any such adjourned meeting if the time, place, if any, thereof and the means of remote communication, if any, are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date is fixed for stockholders entitled to vote at the adjourned meeting, the Board of Directors shall fix a new record date for notice of the adjourned meeting and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date fixed for notice of the adjourned meeting.

Section 2.05 Notice of Meetings. Notice of the place (if any), date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting), and means of remote communication, if any, of every meeting of stockholders shall be given by the Corporation not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Notices of meetings to stockholders may be given by mailing the same, addressed to the stockholder entitled thereto, at such stockholder’s mailing address as it appears on the records of the corporation and such notice shall be deemed to be given when deposited in the U.S. mail, postage prepaid. Without limiting the manner by which notices of meetings otherwise may be given effectively to stockholders, any such notice may be given by electronic transmission in the manner provided in Section 232 of the Delaware General Corporation Law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Section 2.06 List of Stockholders. The Corporation shall prepare a complete list of the stockholders entitled to vote at any meeting of stockholders (provided, however, if the record date for determining the stockholders entitled to vote is less than ten days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares of capital stock of the Corporation registered in the name of each stockholder at least ten days before any meeting of the stockholders. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting for a period of at least ten days before the meeting: (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list was provided with the notice of the meeting; or (b) during ordinary business hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced and kept at the time and place of the meeting the whole time thereof and may be inspected by any stockholder who is present. If the meeting is held solely by means of remote communication, the list shall also be open for inspection by any stockholder during the whole time of the meeting as provided by applicable law. Except as provided by applicable law, the stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger and the list of stockholders or to vote in person or by proxy at any meeting of stockholders.

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Section 2.07 Quorum. Unless otherwise required by law, the Certificate of Incorporation or these bylaws, at each meeting of the stockholders, a majority in voting power of the shares of the Corporation entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the chair of the meeting or the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04, until a quorum shall be present or represented. A quorum, once established, shall not be broken by the subsequent withdrawal of enough votes to leave less than a quorum. At any such adjourned meeting at which there is a quorum, any business may be transacted that might have been transacted at the meeting originally called.

Section 2.08 Organization. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. At every meeting of the stockholders, the Chair of the Board, or in his or her absence or inability to act, the Chief Executive Officer (as defined in Section 4.01), or, in his or her absence or inability to act, the officer or director whom the Board of Directors shall appoint, shall act as chair of, and preside at, the meeting. The Secretary or, in his or her absence or inability to act, the person whom the chair of the meeting shall appoint secretary of the meeting, shall act as secretary of the meeting and keep the minutes thereof. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations, and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations, or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following:

(a) the establishment of an agenda or order of business for the meeting;

(b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting;

(c) rules and procedures for maintaining order at the meeting and the safety of those present;

(d) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies, or such other persons as the chair of the meeting shall determine;

(e) restrictions on entry to the meeting after the time fixed for the commencement thereof; and

(f) limitations on the time allotted to questions or comments by participants.

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Section 2.09 Voting; Proxies.

(a) General. Unless otherwise required by law or provided in the Certificate of Incorporation, each stockholder shall be entitled to one vote, in person or by proxy, for each share of capital stock held by such stockholder.

(b) Election of Directors. Unless otherwise required by the Certificate of Incorporation, the election of directors shall be by written ballot. If authorized by the Board of Directors, such requirement of a written ballot shall be satisfied by a ballot submitted by electronic transmission, provided that any such electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder or proxy holder. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, the election of directors shall be decided by a majority of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election; provided, however, that, if the Secretary determines that the number of nominees for director exceeds the number of directors to be elected, directors shall be elected by a plurality of the votes of the shares represented in person or by proxy at any meeting of stockholders held to elect directors and entitled to vote on such election of directors. For purposes of this Section 2.09(b), a majority of the votes cast means that the number of shares voted “for” a nominee must exceed the votes cast “against” such nominee’s election. If a nominee for director who is not an incumbent director does not receive a majority of the votes cast, the nominee shall not be elected.

(c) Other Matters. Unless otherwise required by law, the Certificate of Incorporation, or these bylaws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter.

(d) Proxies. Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Such authorization may be in a writing executed by the stockholder or his or her authorized officer, director, employee, or agent. To the extent permitted by law, a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of an electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization, or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission, provided that the electronic transmission either sets forth or is submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. A copy, facsimile transmission, or other reliable reproduction of the proxy authorized by this Section 2.09(d) may be substituted for or used in lieu of the original writing or electronic transmission for any and all purposes for which the original writing or electronic transmission could be used, provided that such copy, facsimile transmission, or other reproduction shall be a complete reproduction of the entire original writing or electronic transmission. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date.

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Section 2.10 Inspectors at Meetings of Stockholders. In advance of any meeting of the stockholders, the Board of Directors shall, appoint one or more inspectors, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and make a written report thereof. The Board of Directors may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors may appoint or retain other persons or entities to assist the inspector or inspectors in the performance of their duties. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders, the inspector or inspectors may consider such information as is permitted by applicable law. No person who is a candidate for office at an election may serve as an inspector at such election. When executing the duties of inspector, the inspector or inspectors shall:

(a) ascertain the number of shares outstanding and the voting power of each;

(b) determine the shares represented at the meeting and the validity of proxies and ballots;

(c) count all votes and ballots;

(d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and

(e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots.

Section 2.11 Fixing the Record Date.

(a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than 60 nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the determination of stockholders entitled to notice of or to vote at the adjourned meeting.

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(b) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 60 days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 2.12 Advance Notice of Stockholder Nominations and Proposals.

(a) Annual Meetings. At a meeting of the stockholders, only such nominations of persons for the election of directors and such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, nominations or such other business must be:

(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors or any committee thereof; or

(ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors or any committee thereof.

(b) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.

(c) Rule 14a-8. This Section 2.12 shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such meeting.

Section 2.13 No Action by Stockholder Consent in Lieu of a Meeting. Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders of Corporation and may not be effected by any consent by such stockholders.

ARTICLE III

Board of Directors

Section 3.01 General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may adopt such rules and procedures, not inconsistent with the Certificate of Incorporation, these bylaws, or applicable law, as it may deem proper for the conduct of its meetings and the management of the Corporation.

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Section 3.02 Number; Term of Office. The Board of Directors shall consist of not less than one director and not more than nine directors, as fixed from time to time by a majority of the Board of Directors. Each director shall hold office until a successor is duly elected and qualified or until the director’s earlier death, resignation, disqualification, or removal.

Section 3.03 Newly Created Directorships and Vacancies. Any newly created directorships resulting from an increase in the authorized number of directors and any vacancies occurring in the Board of Directors, shall be filled by the affirmative votes of a majority of the remaining members of the Board of Directors, although less than a quorum, or by a sole remaining director. A director so elected shall be elected to hold office until the earlier of the expiration of the term of office of the director whom he or she has replaced, a successor is duly elected and qualified, or the earlier of such director’s death, resignation, or removal.

Section 3.04 Resignation. Any director may resign at any time by notice given in writing or by electronic transmission to the Corporation. Such resignation shall take effect at the date of receipt of such notice by the Corporation or at such later effective date or upon the happening of an event or events as is therein specified. A resignation that is conditioned on a director failing to receive a specified vote for reelection as a director may provide that it is irrevocable.

Section 3.05 Removal. Except as prohibited by applicable law or the Certificate of Incorporation, the stockholders holding a majority of the shares then entitled to vote at an election of directors may remove any director from office with or without cause at a special meeting of the stockholders called expressly for that purpose.

Section 3.06 Fees and Expenses. Directors shall receive such reasonable fees for their services on the Board of Directors and any committee thereof and such reimbursement of their actual and reasonable expenses as may be fixed or determined by the Board of Directors.

Section 3.07 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such times and at such places as may be determined from time to time by the Board of Directors.

Section 3.08 Special Meetings. Special meetings of the Board of Directors may be held at such times and at such places as may be determined by the Chief Executive Officer, Secretary or any Director on at least 48 hours’ notice to each director given by one of the means specified in Section 3.11 hereof other than by mail or on at least three days’ notice if given by mail. The notice need not state the purposes of the special meeting and, unless indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 3.09 Telephone Meetings. Board of Directors or Board of Directors committee meetings may be held by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and be heard. Participation by a director in a meeting pursuant to this Section 3.09 shall constitute presence in person at such meeting.

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Section 3.10 Adjourned Meetings. A majority of the directors present at any meeting of the Board of Directors, including an adjourned meeting, whether or not a quorum is present, may adjourn and reconvene such meeting to another time and place. At least 24 hours’ notice of any adjourned meeting of the Board of Directors shall be given to each director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.11 hereof other than by mail, or at least three days’ notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called.

Section 3.11 Notices. Subject to Section 3.08, Section 3.10, and Section 3.12 hereof, whenever notice is required to be given to any director by applicable law, the Certificate of Incorporation, or these bylaws, such notice shall be deemed given effectively if given in person or by telephone, mail addressed to such director at such director’s address as it appears on the records of the Corporation, facsimile, e-mail, or by other means of electronic transmission.

Section 3.12 Waiver of Notice. Whenever notice to directors is required by applicable law, the Certificate of Incorporation, or these bylaws, a waiver thereof, in writing signed by, or by electronic transmission by, the director entitled to the notice, whether before or after such notice is required, shall be deemed equivalent to notice. Attendance by a director at a meeting shall constitute a waiver of notice of such meeting except when the director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special Board of Directors or committee meeting need be specified in any waiver of notice.

Section 3.13 Organization. At each regular or special meeting of the Board of Directors, the Chair of the Board, or in his or her absence, the Chief Executive Officer or, in his or her absence, another director or officer selected by the Board of Directors shall preside. The Secretary shall act as secretary at each meeting of the Board of Directors. If the Secretary is absent from any meeting of the Board of Directors, an assistant secretary of the Corporation shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all assistant secretaries of the Corporation, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

Section 3.14 Quorum of Directors. Except as otherwise provided by these bylaws, the Certificate of Incorporation, or required by applicable law, the presence of a majority of the total number of directors on the Board of Directors shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board of Directors.

Section 3.15 Action by Majority Vote. Except as otherwise provided by these bylaws, the Certificate of Incorporation, or required by applicable law, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

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Section 3.16 Directors’ Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all directors or members of such committee, as the case may be, consent thereto in writing or by electronic transmission.

Section 3.17 Chair of the Board. The Board of Directors shall annually elect one of its members to be its chair (the “Chair of the Board”) and shall fill any vacancy in the position of Chair of the Board at such time and in such manner as the Board of Directors shall determine. Except as otherwise provided in these bylaws, the Chair of the Board shall preside at all meetings of the Board of Directors and of stockholders. The Chair of the Board shall perform such other duties and services as shall be assigned to or required of the Chair of the Board by the Board of Directors.

Section 3.18 Committees of the Board of Directors. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. If a member of a committee shall be absent from any meeting, or disqualified from voting thereat, the remaining member or members present at the meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent permitted by applicable law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation and may authorize the seal of the Corporation to be affixed to all papers that may require it to the extent so authorized by the Board of Directors. Unless the Board of Directors provides otherwise, at all meetings of such committee, a majority of the then authorized members of the committee shall constitute a quorum for the transaction of business, and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board of Directors provides otherwise, each committee designated by the Board of Directors may make, alter and repeal rules and procedures for the conduct of its business. In the absence of such rules and procedures each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this ARTICLE III.

ARTICLE IV
Officers

Section 4.01 Positions and Election. The officers of the Corporation shall be chosen by the Board of Directors and shall include a chief executive officer and/or president (the “Chief Executive Officer”), a chief financial officer and/or Treasurer (the “Chief Financial Officer”), and a secretary (the “Secretary”). The Board of Directors, in its discretion, may also elect one or more vice presidents, assistant treasurers, assistant secretaries, and other officers in accordance with these bylaws. Any two or more offices may be held by the same person.

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Section 4.02 Term. Each officer of the Corporation shall hold office until such officer’s successor is elected and qualified or until such officer’s earlier death, resignation, or removal. Any officer elected or appointed by the Board of Directors may be removed by the Board of Directors at any time with or without cause by the majority vote of the members of the Board of Directors then in office. The removal of an officer shall be without prejudice to his or her contract rights, if any. The election or appointment of an officer shall not of itself create contract rights. Any officer of the Corporation may resign at any time by giving written notice of his or her resignation to the Chief Executive Officer or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. Should any vacancy occur among the officers, the position shall be filled for the unexpired portion of the term by appointment made by the Board of Directors.

Section 4.03 Chief Executive Officer. The Chief Executive Officer shall, subject to the provisions of these bylaws and the control of the Board of Directors, have general supervision, direction, and control over the business of the Corporation and over its officers. The Chief Executive Officer shall perform all duties incident to the office of the Chief Executive Officer, and any other duties as may be from time to time assigned to the Chief Executive Officer by the Board of Directors, in each case subject to the control of the Board of Directors.

Section 4.04 Vice Presidents. Each vice president of the Corporation shall have such powers and perform such duties as may be assigned to him or her from time to time by the Board of Directors, the Chief Executive Officer or that are incident to the office of vice president.

Section 4.05 Chief Financial Officer. The Chief Financial Officer shall be the principal financial officer of the Corporation and shall have such powers and perform such duties as may be assigned by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Chief Financial Officer of the Corporation shall have the custody of the Corporation’s funds and securities, except as otherwise provided by the Board of Directors, and shall keep full and accurate accounts of receipts and disbursements in records belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the directors, at the regular meetings of the Board of Directors, or whenever they may require it, an account of all his or her transactions as Chief Financial Officer and of the financial condition of the Corporation.

Section 4.06 Secretary. The Secretary shall attend all sessions of the Board of Directors and all meetings of the stockholders and record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform like duties for committees of the Board of Directors when required. He or she shall give, or cause to be given, notice of all meetings of the stockholders and meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chair of the Board, or the Chief Executive Officer. The Secretary shall keep in safe custody the seal of the Corporation and have authority to affix the seal to all documents requiring it and attest to the same.

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Section 4.07 Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

Section 4.08 Duties of Officers May Be Delegated. In case any officer is absent, or for any other reason that the Board of Directors may deem sufficient, the Chief Executive Officer or the Board of Directors may delegate for the time being the powers or duties of such officer to any other officer or to any director.

ARTICLE V
INDEMNIFICATION

Section 5.01 Indemnification. The Corporation shall indemnify and hold harmless to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person who was or is made or is threatened to be made a party in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative (a “Proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee, or agent of the Corporation or, while a director, officer, employee, or agent of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) actually and reasonably incurred by such person. Notwithstanding the preceding sentence, the Corporation shall be required to indemnify a person in connection with a Proceeding (or part thereof) commenced by such person only if the commencement of such Proceeding (or part thereof) by the person was authorized in the specific case by the Board of Directors.

Section 5.02 Advancement of Expenses. The Corporation shall pay the expenses (including attorneys’ fees) actually and reasonably incurred by a director, officer, employee, or agent of the Corporation in defending any Proceeding in advance of its final disposition, upon receipt of an undertaking by or on behalf of such person to repay all amounts advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Section 5.02 or otherwise. Payment of such expenses actually and reasonably incurred by such person, may be made by the Corporation, subject to such terms and conditions as the general counsel of the Corporation in his or her discretion deems appropriate.

Section 5.03 Non-Exclusivity of Rights. The rights conferred on any person by this ARTICLE V will not be exclusive of any other right which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these bylaws, agreement, vote of stockholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees, or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL.

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Section 5.04 Other Indemnification. The Corporation’s obligation, if any, to indemnify any person who was or is serving at its request as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture, trust, enterprise, or nonprofit entity.

Section 5.05 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, enterprise, or nonprofit entity against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

Section 5.06 Repeal, Amendment, or Modification. Any amendment, repeal, or modification of this ARTICLE V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

ARTICLE VI
Stock Certificates and Their Transfer

Section 6.01 Certificates Representing Shares. The shares of stock of the Corporation shall be represented by certificates; provided that the Board of Directors may provide by resolution or resolutions that some or all of any class or series shall be uncertificated shares that may be evidenced by a book-entry system maintained by the registrar of such stock. If shares are represented by certificates, such certificates shall be in the form, other than bearer form, approved by the Board of Directors. The certificates representing shares of stock shall be signed by, or in the name of, the Corporation by any two authorized officers of the Corporation. Any or all such signatures may be facsimiles. Although any officer, transfer agent, or registrar whose manual or facsimile signature is affixed to such a certificate ceases to be such officer, transfer agent, or registrar before such certificate has been issued, it may nevertheless be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar were still such at the date of its issue.

Section 6.02 Transfers of Stock. Stock of the Corporation shall be transferable in the manner prescribed by law and in these bylaws. Transfers of stock shall be made on the books administered by or on behalf of the Corporation only by the direction of the registered holder thereof or such person’s attorney, lawfully constituted in writing, and, in the case of certificated shares, upon the surrender to the Company or its transfer agent or other designated agent of the certificate thereof, which shall be cancelled before a new certificate or uncertificated shares shall be issued.

Section 6.03 Transfer Agents and Registrars. The Board of Directors may appoint, or authorize any officer or officers to appoint, one or more transfer agents and one or more registrars.

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Section 6.04 Lost, Stolen, or Destroyed Certificates. The Board of Directors or the Secretary may direct a new certificate or uncertificated shares to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed upon the making of an affidavit of that fact by the owner of the allegedly lost, stolen, or destroyed certificate. When authorizing such issue of a new certificate or uncertificated shares, the Board of Directors or the Secretary may, in its discretion and as a condition precedent to the issuance thereof, require the owner of the lost, stolen, or destroyed certificate, or the owner’s legal representative to give the Corporation a bond sufficient to indemnify it against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed or the issuance of such new certificate or uncertificated shares.

ARTICLE VII

General Provisions

Section 7.01 Seal. The seal of the Corporation shall be in such form as shall be approved by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise, as may be prescribed by law or custom or by the Board of Directors.

Section 7.02 Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

Section 7.03 Checks, Notes, Drafts, Etc. All checks, notes, drafts, or other orders for the payment of money of the Corporation shall be signed, endorsed, or accepted in the name of the Corporation by such officer, officers, person, or persons as from time to time may be designated by the Board of Directors or by an officer or officers authorized by the Board of Directors to make such designation.

Section 7.04 Conflict with Applicable Law or Certificate of Incorporation. These bylaws are adopted subject to any applicable law and the Certificate of Incorporation. Whenever these bylaws may conflict with any applicable law or the Certificate of Incorporation, such conflict shall be resolved in favor of such law or the Certificate of Incorporation.

Section 7.05 Books and Records. Any records administered by or on behalf of the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be maintained on any information storage device, method, or one or more electronic networks or databases (including one or more distributed electronic networks or databases); provided that the records so kept can be converted into clearly legible paper form within a reasonable time, and, with respect to the stock ledger, the records so kept comply with Section 224 of the DGCL. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect such records pursuant to applicable law.

ARTICLE VIII
Amendments

These bylaws may be adopted, amended, or repealed by the stockholders entitled to vote; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend, or repeal these bylaws upon the Board of Directors; and, provided further, that any proposal by a stockholder to amend these by-laws will be subject to the provisions of ARTICLE II of these bylaws except as otherwise required by law. The fact that such power has been so conferred upon the Board of Directors will not divest the stockholders of the power, nor limit their power to adopt, amend, or repeal bylaws.

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